FIDELITY ADVISOR FUNDS
INSTITUTIONAL CLASS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 28, 1997. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or your investment professional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH YIELD, STRATEGIC INCOME, AND HIGH INCOME MUNICIPAL MAY EACH INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
ACOMI-pro-0297
GROWTH FUNDS:
Fidelity Advisor TechnoQuantTM Growth Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS:
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund (formerly Advisor
Income & Growth Fund)
TAXABLE INCOME FUNDS:
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS:
Fidelity Advisor High Income Municipal Fund
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
STATE MUNICIPAL FUNDS:
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor New York Municipal Income Fund
PROSPECTUS
FEBRUARY 28, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Institutional Class's yearly operating
                                         expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's financial
                                         data.

                                         PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                         approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are
                                         calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account,
                                         including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making
                                         additional investments.

                                         HOW TO SELL SHARES Taking money out and closing your
                                         account.

                                         INVESTOR SERVICES Services to help you manage your
                                         account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the
                                         timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         APPENDIX A

                                         APPENDIX B


KEY FACTS


WHO MAY WANT TO INVEST
Institutional Class shares are offered to accounts managed (i) by a bank trust department and other trust institutions, (ii) by a broker-dealer and
(iii) by a registered investment advisor (RIA) on a discretionary basis (collectively, eligible intermediaries).
Institutional Class shares are available through eligible intermediaries that have signed a participation agreement with FDC. The participation agreement specifies certain aggregate asset minimums and asset qualifications, trading guidelines, marketing restrictions, and program requirements. In addition, Institutional Class shares are available through certain eligible intermediaries that meet qualifications established by FDC but have not signed a participation agreement.
Investors (including employee benefit plans) and intermediaries (other than eligible intermediaries) that established Institutional Class accounts prior to June 30, 1995, may continue to purchase Institutional Class shares.
TechnoQuantTM Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, and Intermediate Municipal Income are diversified funds.
Strategic Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are non-diversified funds. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund. TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced are designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, and Large Cap are designed for investors who want to be invested in the stock market for its long-term growth potential. These funds invest for growth and do not pursue income. Growth & Income, Equity Income, and Balanced are designed for those investors who seek a combination of growth and income from equity and some bond investments. TechnoQuant Growth is designed to provide an alternative to more traditional styles of investing for growth-oriented investors. The fund utilizes computer-aided quantitative analysis emphasizing technical factors, such as historical price and volume relationships.
High Yield and Strategic Income are designed for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality debt securities and income-producing equity securities. These funds may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
Mortgage Securities is designed for investors who seek high current income from a portfolio of mortgage-related securities of all types.
Government Investment is designed for investors who seek high current income from a portfolio of U.S. Government securities in a manner consistent with preserving principal.
Intermediate Bond and Short Fixed-Income are designed for investors who seek high current income from a portfolio of investment-grade debt securities consistent with capital preservation.
High Income Municipal, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income are designed for investors in higher tax brackets who seek high current income that is free from federal income tax. Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income also invest consistent with consideration of capital preservation. High Income Municipal focuses on lower-quality debt securities and may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
California Municipal Income is designed for investors in higher tax brackets who seek high current income that is free from federal and California personal income taxes. New York Municipal Income is designed for investors in higher tax brackets who seek high current income that is free from federal and New York State and City personal income taxes.
The value of each fund's investments and, as applicable, the income they generate, will vary from day to day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Bond values fluctuate based on changes in interest rates and the credit quality of the issuer, and may be subject to prepayment risk, which can limit their price appreciation potential in periods of declining interest rates. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
In addition, Strategic Income may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a distribution fee. Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, or Class B shares.
You may obtain more information about Class A, Class T, and Class B shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Institutional Class shares of a fund. In addition, you may be charged an annual maintenance fee if your account balance falls below $2,500. See "Transaction Details", page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases and reinvested distributions   None

Maximum deferred sales charge   None

Redemption fee   None

Exchange fee   None

Annual account maintenance fee (for accounts under $2,500)   $12.0
                                                             0

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR) that, for Growth Opportunities and Strategic Opportunities, varies based on performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
Institutional Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The table beginning on page 5 shows figures based on estimated or historical expenses of the Institutional Class of each fund, adjusted to reflect current fees, of certain funds and are calculated as a percentage of average net assets of the Institutional Class of each fund.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Class shares, assuming a 5% annual return and full redemption at the end of each time period:
EQUITY FUNDS

      Operating Expenses         Examples


TECHNOQUANT GROWTH        Management fee              0.60%      After 1     $ 12
                                                     [A]         year

                          12b-1 fee (Distribution    None        After 3     $ 37
                          fee)                                   years

                          Other expenses              0.56%[A]

                          Total operating expenses    1.16%

MID CAP                   Management fee              0.60%      After 1     $ 15
                                                                 year

                          12b-1 fee (Distribution    None        After 3     $ 47
                          fee)                                   years

                          Other expenses (after       0.90%
                          reimbursement)

                          Total operating expenses    1.50%

EQUITY GROWTH             Management fee              0.61%      After 1     $ 8
                          (after fee reduction)[B]               year

                          12b-1 fee (Distribution    None        After 3     $ 25
                          fee)                                   years

                          Other expenses              0.18%      After 5     $ 44
                                                                 years

                          Total operating expenses    0.79%      After 10    $ 98
                                                                 years

GROWTH OPPORTUNITIES      Management fee              0.61%      After 1     $ 9
                                                                 year

                          12b-1 fee (Distribution    None        After 3     $ 27
                          fee)                                   years

                          Other expenses              0.24%      After 5     $ 47
                                                                 years

                          Total operating expenses    0.85%      After 10    $ 10
                                                                 years       5

STRATEGIC OPPORTUNITIES   Management fee              0.48%      After 1     $ 8
                                                                 year

                          12b-1 fee (Distribution    None        After 3     $ 25
                          fee)                                   years

                          Other expenses              0.30%      After 5     $ 43
                                                                 years

                          Total operating expenses    0.78%      After 10    $ 97
                                                                 years

LARGE CAP                 Management fee              0.60%      After 1     $ 15
                                                                 year

                          12b-1 fee (Distribution    None        After 3     $ 47
                          fee)                                   years

                          Other expenses  (after      0.90%
                          reimbursement)

                          Total operating expenses   1.50%

GROWTH & INCOME           Management fee             0.50%       After 1     $ 9
                                                     [A]         year

                          12b-1 fee (Distribution    None        After 3     $ 29
                          fee)                                   years

                          Other expenses             0.41%[A
                                                     ]

                          Total operating expenses   0.91%

EQUITY INCOME             Management fee              0.50%      After 1     $ 7
                                                                 year

                          12b-1 fee (Distribution    None        After 3     $ 23
                          fee)                                   years

                          Other expenses              0.21%      After 5     $ 40
                                                                 years

                          Total operating expenses    0.71%      After 10    $ 88
                                                                 years

BALANCED                  Management fee (after       0.45%      After 1     $ 10
                          fee reduction)[C]                      year

                          12b-1 fee (Distribution    None        After 3     $ 32
                          fee)                                   years

                          Other expenses              0.56%      After 5     $ 56
                                                                 years

                          Total operating expenses    1.01%      After 10    $ 12
                                                                 years       4


[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
[B] EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.33% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.64% AND TOTAL OPERATING EXPENSES WOULD BE 0.82%.
[C] EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.20% TO 0.15%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.50% AND TOTAL OPERATING EXPENSES WOULD BE 1.06%.
TAXABLE INCOME FUNDS

      Operating Expenses         Examples

HIGH YIELD              Management fee              0.60%   After 1     $ 11
                                                            year

                        12b-1 fee (Distribution     None    After 3     $ 35
                        fee)                                years

                        Other expenses              0.50%   After 5     $ 61
                                                            years

                        Total operating expenses    1.10%   After 10    $ 13
                                                            years       4

STRATEGIC INCOME        Management fee              0.59%   After 1     $ 11
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 35
                        fee)                                years

                        Other expenses   (after     0.51%   After 5     $ 61
                        reimbursement)                      years

                        Total operating expenses    1.10%   After 10    $ 13
                                                            years       4

MORTGAGE SECURITIES     Management fee              0.45%   After 1     $ 8
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 24
                        fee)                                years

                        Other expenses  [A]         0.30%

                        Total operating expenses    0.75%

GOVERNMENT INVESTMENT   Management fee              0.45%   After 1     $ 8
                                                            year

                        12b-1 fee (Distribution     None    After 3     $ 24
                        fee)                                years

                        Other expenses   (after     0.30%   After 5     $ 42
                        reimbursement)                      years

                        Total operating expenses    0.75%   After 10    $ 93
                                                            years

INTERMEDIATE BOND       Management fee              0.45%   After 1     $ 7
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 21
                        fee)                                years

                        Other expenses              0.21%   After 5     $ 37
                                                            years

                        Total operating expenses    0.66%   After 10    $ 82
                                                            years

SHORT FIXED-INCOME      Management fee              0.45%   After 1     $ 8
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 26
                        fee)                                years

                        Other expenses  (after      0.35%   After 5     $ 44
                        reimbursement)                      years

                        Total operating expenses    0.80%   After 10    $ 99
                                                            years

MUNICIPAL FUNDS

      Operating Expenses         Examples

HIGH INCOME MUNICIPAL   Management fee              0.40%   After 1     $ 8
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 24
                        fee)                                years

                        Other expenses   (after     0.35%   After 5     $ 42
                        reimbursement)                      years

                        Total operating expenses    0.75%   After 10    $ 93
                                                            years

MUNICIPAL BOND          Management fee              0.40%   After 1     $ 8
                                                            year

                        12b-1 fee (Distribution    None     After 3     $ 24
                        fee)                                years

                        Other expenses   (after     0.35%   After 5     $ 42
                        reimbursement)             [A]      years

                        Total operating expenses    0.75%   After 10    $ 93
                                                            years

[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
      Operating Expenses         Examples


INTERMEDIATE MUNICIPAL INCOME    Management fee              0.40%   After 1     $ 8
                                                                     year

                                 12b-1 fee (Distribution    None     After 3     $ 24
                                 fee)                                years

                                 Other expenses  (after      0.35%   After 5     $ 42
                                 reimbursement)                      years

                                 Total operating expenses    0.75%   After 10    $ 93
                                                                     years



SHORT-INTERMEDIATE MUNICIPAL INCOME   Management fee              0.40%   After 1     $ 8
                                                                          year

                                      12b-1 fee (Distribution    None     After 3     $ 24
                                      fee)                                years

                                      Other expenses  (after      0.35%   After 5     $ 42
                                      reimbursement)                      years

                                      Total operating expenses    0.75%   After 10    $ 93
                                                                          years


STATE MUNICIPAL FUNDS

      Operating Expenses         Examples


CALIFORNIA MUNICIPAL INCOME   Management fee              0.40%[    After 1     $ 8
                                                         A]         year

                              12b-1 fee (Distribution    None       After 3     $ 24
                              fee)                                  years

                              Other expenses  (after      0.35%[A
                              reimbursement)             ]

                              Total operating expenses    0.75%

NEW YORK MUNICIPAL INCOME     Management fee              0.40%     After 1     $ 8
                                                                    year

                              12b-1 fee (Distribution    None       After 3     $ 24
                              fee)                                  years

                              Other expenses  (after      0.35%     After 5     $ 42
                              reimbursement)                        years

                              Total operating expenses    0.75%     After 10    $ 93
                                                                    years


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
A portion of the brokerage commissions that certain of the funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses presented in the preceding table below would have been:
      Institutional
      Class

Equity Growth                         0.77%

Growth Opportunities                  0.84%

Strategic Opportunities               0.76%

Large Cap                             1.48%

Equity Income                         0.70%

Balanced                              0.98%

High Yield                            1.05%

Intermediate Municipal Income         0.74%

California Municipal Income           0.72%

Short-Intermediate Municipal Income   0.74%

New York Municipal Income             0.68%

FMR has voluntarily agreed to reimburse the Institutional Class of certain funds to the extent that total operating expenses as a percentage of their respective average net assets exceed the following rates:
                                              Effective
                                              Date

TechnoQuant Growth                     1.50   12/31/9
                                      %       6

Mid Cap                                1.50   2/20/96
                                      %

Equity Growth                          1.50   1/1/97
                                      %

Strategic Opportunities                1.50   3/1/97
                                      %

Growth Opportunities                   1.50   3/1/97
                                      %

Large Cap                              1.50   2/20/96
                                      %

Growth & Income                        1.25   12/31/9
                                      %       6

Equity Income                          1.25   3/1/97
                                      %

Balanced                               1.25   10/30/9
                                      %       5

High Yield                             1.10   7/1/95
                                      %

Strategic Income                       1.10   7/1/95
                                      %

Mortgage Securities                    0.75   3/1/97
                                      %

Government Investment                  0.75   7/1/95
                                      %

Intermediate Bond                      0.75   7/1/95
                                      %

Short-Fixed Income                     0.75   8/30/96
                                      %

High Income Municipal                  0.75   7/1/95
                                      %

Municipal Bond                         0.75   7/1/96
                                      %

Intermediate Municipal Income          0.75   7/1/95
                                      %

Short-Intermediate Municipal Income    0.75   7/1/95
                                      %

California Municipal Income            0.75   8/1/95
                                      %

New York Municipal Income              0.75   8/1/95
                                      %

If these agreements were not in effect, other expenses and total operating expenses of the Institutional Class of each fund, as a percentage of average net assets, would have been the following amounts:

                        Other Expenses                  Total Operating
                                                        Expenses

Mid Cap                                   2.64                              3.24
                                         %                                 %

Large Cap                                 1.94                              2.54
                                         %                                 %

Strategic Income                          0.96                              1.55
                                         %                                 %

Mortgage Securities                       4.12                              4.57
                                         %                                 %

Government                                0.38                              0.83
Investment                               %                                 %

Short Fixed-Income                        0.55                              1.00
                                         %                                 %

High Income                               3.86                              4.26
Municipal                                %                                 %

Municipal Bond[A]                         1.14                              1.54
                                         %                                 %

Intermediate                              0.44                              0.84
Municipal Income                         %                                 %

Short-Intermediate                        13.15                             13.55
Municipal Income                         %                                 %

California Municipal                      0.45                              0.85
Income[A]                                %                                 %

New York Municipal                        3.43                              3.83
Income                                   %                                 %


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements have been audited by Coopers and Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements and reports of the auditors are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact FDC or your investment professional for a free copy of an Annual Report or the SAI. Institutional Class of Technoquant Growth and Growth and Income commenced on December 31, 1996. Institutional Class of Mortgage Securities is expected to commence operations on or about February 28, 1997.
MID CAP FUND
1.Selected Per-Share Data and RatiosE

2.Period ended November 30                                        1996D

3.Net asset value, beginning of period                            $ 10.00

4.Income from Investment Operations

5. Net investment income (loss)                                    (.02)

6. Net realized and unrealized gain (loss)                        8 1.72

7. Total from investment operations                               8 1.70

8.Net asset value, end of period                                  $ 11.70

9.Total returnB,C                                                  17.00%

10.Net assets, end of period (000 omitted)                        $ 3,600

11.Ratio of expenses to average net assets                         1.50%A,
                                                                  F

12.Ratio of net investment income (loss) to average net assets     (.27)%A

13.Portfolio turnover                                              101%A

14.Average commission rateG                                       $ .0382

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
EQUITY GROWTH FUND


15.Selected Per-Share Data and Ratios

16.Years ended
November 30          1996        1995       1994G      1993       1992       1991       1990       1989       1988       1987

17.Net asset value,
beginning of period  $ 40.39     $ 28.90    $ 29.74    $ 26.37    $ 24.28    $ 15.55    $ 17.32    $ 12.02    $ 9.92     $ 13.18

18.Income from Investment Operations

19. Net investment
income               .45D        .28        .30        .19D       .17        .04        .01        .06        .28F       .00D

20. Net realized and
unrealized gain (loss) 8 7.00    8 11.69    8 .42      8 3.78     8 4.55     8 8.69     8 .34      8 5.50     8 2.59     8 (2.03)

21. Total from investment
operations           8 7.45      8 11.97    8 .72      8 3.97     8 4.72     8 8.73     8 .35      8 5.56     8 2.87     8 (2.03)

22.Less Distributions

23. From net investment
income               (.21)H      (.27)      (.11)      (.10)      (.03)      --         (.08)      (.26)      (.01)      (.01)

24. From net realized
gain                 8 (2.11)H   8 (.16)    8 (1.45)   8 (.50)    8 (2.60)   8 --       8 (2.04)   8 --       8 (.76)    8 (1.22)

25. In excess of net realized
gain                 --          (.05)      --         --         --         --         --         --         --         --

26. Total
distributions        8 (2.32)    8 (.48)    8 (1.56)   8 (.60)    8 (2.63)   8 --       8 (2.12)   8 (.26)    8 (.77)    8 (1.23)

27.Net asset value,
end of period        $ 45.52     $ 40.39    $ 28.90    $ 29.74    $ 26.37    $ 24.28    $ 15.55    $ 17.32    $ 12.02    $ 9.92

28.Total returnC     19.68%      42.15%     2.46%      15.36%     21.14%     56.14%     2.75%      47.18%     29.77%     (17.12)
                                                                                                                         %

29.Net assets, end of period
(000 omitted)        $ 1,323,5   $ 791,07   $ 410,45   $ 296,46   $ 179,32   $ 68,766   $ 27,473   $ 24,523   $ 20,182   $ 43,537
                     26          4          0          6          5

30.Ratio of expenses to average
net assets            .79%        .83%       .86%       .95%       .98%       1.13%      1.74%      1.60%      1.47%      1.11%

31.Ratio of expenses to average
net assets            .77%I       .83%       .84%I      .94%I      .98%       1.13%      1.74%      1.60%      1.47%      1.11%
after expense reductions

32.Ratio of net investment
income to             1.11%       .92%       1.00%      .66%       .73%       .25%       .07%       .38%       1.20%      .00%
average net assets

33.Portfolio turnover 76%         97%        137%       160%       240%       254%       262%       269%       331%       226%

34.Average commission
rateJ                $ .0414


GROWTH OPPORTUNITIES
35.Selected Per-Share Data and Ratios


36.Years ended October 31                                              1996        1995E

37.Net asset value, beginning of period                                $ 30.97     $ 29.04

38.Income from Investment Operations

39. Net investment income                                               .77D        .12

40. Net realized and unrealized gain (loss)                            8 4.74      8 1.81

41. Total from investment operations                                   8 5.51      8 1.93

42.Less Distributions

43. From net investment income                                          (.61)       --

44. From net realized gain                                             8 (.40)     8 --

45. Total distributions                                                8 (1.01)    8 --

46.Net asset value, end of period                                      $ 35.47     $ 30.97

47.Total returnB,C                                                      18.25%      6.65%

48.Net assets, end of period (000 omitted)                             $ 250,283   $ 71,952

49.Ratio of expenses to average net assets                              .85%        .82%A

50.Ratio of expenses to average net assets after expense reductions     .84%I       .81%A,I

51.Ratio of net investment income to average net assets                 2.38%       2.33%A

52.Portfolio turnover                                                   33%         39%

53.Average commission rateJ                                            $ .0401


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN .
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F DURING THE PERIOD, A SIGNIFICANT SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME PER SHARE.
G EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
STRATEGIC OPPORTUNITIES

54.Selected Per-Share Data and Ratios

55.Years ended December 31                                             1996       1995F

56.Net asset value, beginning of period                                $ 24.80    $ 22.35

57.Income from Investment Operations

58. Net investment income                                               .29D       .55

59. Net realized and unrealized gain (loss)                            8 .17      8 3.00

60. Total from investment operations                                   8 .46      8 3.55

61.Less Distributions

62. From net investment income                                          (.34)      (.55)

63. From net realized gain                                             8 (2.35)   8 (.55)

64. Total distributions                                                8 (2.69)   8 (1.10)

65.Net asset value, end of period                                      $ 22.57    $ 24.80

66.Total returnB,C                                                      1.99%      15.96%

67.Net assets, end of period (000 omitted)                             $ 41,832   $ 20,429

68.Ratio of expenses to average net assets                              .78%       .97%A

69.Ratio of expenses to average net assets after expense reductions     .76%H      .96%A,H

70.Ratio of net investment income to average net assets                 1.21%      2.55%A

71.Portfolio turnover                                                   151%       142%

72.Average commission rateI                                            $ .0409



LARGE CAP
73.Selected Per-Share Data and RatiosD

74.Period ended November 30                                            1996E

75.Net asset value, beginning of period                                $ 10.00

76.Income from Investment Operations

77. Net investment income                                               .03

78. Net realized and unrealized gain (loss)                            8 1.83

79. Total from investment operations                                   8 1.86

80.Less Distributions                                                  8 --

81.Net asset value, end of period                                      $ 11.86

82.Total returnB,C                                                      18.60%

83.Net assets, end of period (000 omitted)                             $ 9,144

84.Ratio of expenses to average net assets                              1.50%A,
                                                                       G

85.Ratio of expenses to average net assets after expense reductions     1.48%A,
                                                                       H

86.Ratio of net investment income to average net assets                 .38%A

87.Portfolio turnover                                                   59%A

88.Average commission rateI                                            $ .0306

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
EQUITY INCOME
89.Selected Per-Share Data and Ratios

90.Years ended
November 30          1996        1995       1994H      1993       1992       1991       1990       1989       1988       1987

91.Net asset value,
beginning of period  $ 20.09     $ 16.07    $ 14.93    $ 12.88    $ 11.08    $ 9.52     $ 12.27    $ 11.10    $ 10.93    $ 13.54

92.Income from Investment Operations

93. Net investment
income               .42G        .45        .41G       .39        .49        .63D       .69        .75        .75        .76

94. Net realized and unrealized
gain (loss)          8 3.37      8 4.28     8 1.05     8 2.02     8 1.79     8 1.52     8 (2.42)   8 1.17     8 1.81     8 (1.53)

95. Total from investment
operations           8 3.79      8 4.73     8 1.46     8 2.41     8 2.28     8 2.15     8 (1.73)   8 1.92     8 2.56     8 (.77)

96.Less Distributions

97. From net investment
income               (.42)       (.43)      (.32)      (.36)      (.48)      (.59)      (.72)      (.75)      (.74)      (.70)

98. From net realized
gain                 8 (.46)     8 (.28)    8 --       8 --       8 --       8 --       8 (.30)    8 --       8 (1.65)   8 (1.14)

99. Total
distributions        8 (.88)     8 (.71)    8 (.32)    8 (.36)    8 (.48)    8 (.59)    8 (1.02)   8 (.75)    8 (2.39)   8 (1.84)

100.Net asset value,
end of period        $ 23.00     $ 20.09    $ 16.07    $ 14.93    $ 12.88    $ 11.08    $ 9.52     $ 12.27    $ 11.10    $ 10.93

101.Total returnC    19.54%      30.43%     9.82%      18.90%     20.91%     22.97%     (14.90)    17.58%     26.99%     (7.28)%
                                                                                       %

102.Net assets, end of period
(000 omitted)        $ 343,867   $ 297,45   $ 197,53   $ 191,13   $ 139,39   $ 168,59   $ 253,04   $ 463,69   $ 436,75   $ 443,60
                                 3          3          8          1          0          9          6          3          3

103.Ratio of expenses
to average net       .71%        .74%       .73%       .80%       .71%I      .67%I      .61%I      .55%I      .55%I      .54%I
assets

104.Ratio of expenses to
average net           .70%J       .73%J      .71%J      .79%J      .71%       .67%       .61%       .55%       .55%       .54%
assets after expense reductions

105.Ratio of net investment
income to             2.02%       2.52%      2.62%      3.00%      3.77%      5.66%      6.11%      6.09%      6.86%      5.58%
average net assets

106.Portfolio
turnover              78%         80%        140%       120%       51%        91%        103%       93%        78%        137%

107.Average commission rateE  $ .0424


BALANCED FUND
108.Selected Per-Share Data and Ratios


109.Years ended October 31                                              1996       1995F

110.Net asset value, beginning of period                                $ 15.40    $ 15.23

111.Income from Investment Operations

112. Net investment income                                               .54G       .25

113. Net realized and unrealized gain (loss)                            8 .87      8 .09

114. Total from investment operations                                   8 1.41     8 .34

115.Less Distributions

116. From net investment income                                          (.67)      (.17)

117. From net realized gain                                             8 (.03)    8 --

118. Total distributions                                                8 (.70)    8 (.17)

119.Net asset value, end of period                                      $ 16.11    $ 15.40

120.Total returnB,C                                                      9.41%      2.22%

121.Net assets, end of period (000 omitted)                             $ 21,819   $ 993

122.Ratio of expenses to average net assets                              1.06%      .92%A,J

123.Ratio of expenses to average net assets after expense reductions     1.03%I     .91%A,I

124.Ratio of net investment income to average net assets                 3.54%      4.54%A

125.Portfolio turnover                                                   223%       297%

126.Average commission rateE                                            $ .0106


A ANNUALIZED
B THE TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D INCLUDES $.04 PER SHARE FROM FOREIGN TAXES RECOVERED.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
H EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
I FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATION WOULD HAVE BEEN HIGHER.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
HIGH YIELD PORTFOLIO

127.Selected Per-Share Data and RatiosE

128.Years ended October 31                                              1996        1995B

129.Net asset value, beginning of period                                $ 11.760    $ 11.560

130.Income from Investment Operations

131. Net investment income                                               1.070       .390

132. Net realized and unrealized gain (loss)                            8 .368      8 .193

133. Total from investment operations                                   8 1.438     8 .583

134.Less Distributions

135. From net investment income                                         8 (1.078)   8 (.383)

136.Net asset value, end of period                                      $ 12.120    $ 11.760

137.Total returnC                                                        12.81%      5.07%

138.Net assets, end of period (000 omitted)                             $ 37,632    $ 126

139.Ratio of expenses to average net assets                              1.10%       .70%A

140.Ratio of expenses to average net assets after expense reductions     1.05%F      .70%A

141.Ratio of net investment income to average net assets                 9.26%       8.77%A

142.Portfolio turnover                                                   121%        112%

143.Average commission rateG                                            $ .0388


STRATEGIC INCOME

144.Selected Per-Share Data and Ratios

145.Years ended December 31                                 1996        1995B

146.Net asset value, beginning of period                    $ 11.030    $ 10.890

147.Income from Investment Operations

148. Net investment income                                   .826E       .456

149. Net realized and unrealized gain (loss)                8 .548      8 .340

150. Total from investment operations                       8 1.374     8 .796

151.Less Distributions

152. From net investment income                              (.804)      (.426)

153. From net realized gain                                 8 (.300)    8 (.230)

154. Total distributions                                    8 (1.104)   8 (.656)

155.Net asset value, end of period                          $ 11.300    $ 11.030

156.Total returnC                                            13.04%      7.47%

157.Net assets, end of period (000 omitted)                 $ 6,107     $ 107

158.Ratio of expenses to average net assets                  1.10%D      1.10%A,
                                                                        D

159.Ratio of net investment income to average net assets     7.47%       7.53%A

160.Portfolio turnover                                       119%        193%


A ANNUALIZED
B COMMENCEMENT OF SALE OF HIGH YIELD & STRATEGIC INCOME INSTITUTIONAL CLASS
SHARES JULY 3, 1995.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.
GOVERNMENT INVESTMENT
161.Selected Per-Share Data and Ratios

162.Years ended October 31                                  1996       1995B

163.Net asset value, beginning of period                    $ 9.670    $ 9.560

164.Income from Investment Operations

165. Net investment income                                   .604E      .197

166. Net realized and unrealized gain (loss)                8 (.180)   8 .108

167. Total from investment operations                       8 .424     8 .305

168.Less Distributions

169. From net investment income                             8 (.614)   8 (.195)

170.Net asset value, end of period                          $ 9.480    $ 9.670

171.Total returnC                                            4.58%      3.23%

172.Net assets, end of period (000 omitted)                 $ 27,660   $ 14,588

173.Ratio of expenses to average net assets                  .75%D      .75%A,D

174.Ratio of net investment income to average net assets     6.43%      6.48%A

175.Portfolio turnover                                       153%       261%

A ANNUALIZED
B COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES JULY 3, 1995.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
INTERMEDIATE BOND



176.Selected Per-Share Data and Ratios

177.Years ended
November 30         1996        1995       1994D      1993       1992       1991       1990       1989       1988       1987

178.Net asset value,
beginning of period $ 10.770    $ 10.270   $ 11.160   $ 10.640   $ 10.550   $ 10.140   $ 10.410   $ 10.180   $ 10.250   $ 11.240

179.Income from Investment Operations

180. Net investment
income               .705F       .671       .602       .832       .840       .884       .901       .937       .944       .953

181. Net realized and unrealized
gain (loss)         8 (.151)    8 .499     8 (.833)   8 .531     8 .102     8 .411     8 (.270)   8 .230     8 (.070)   8 (.770)

182. Total from investment
operations          8 .554      8 1.170    8 (.231)   8 1.363    8 .942     8 1.295    8 .631     8 1.167    8 .874     8 .183

183.Less Distributions

184. From net investment
income               (.704)      (.670)     (.597)     (.843)     (.852)     (.885)     (.901)     (.937)     (.944)     (.953)

185. From net realized
gain                8 --        8 --       8 --       8 --       8 --       8 --       8 --       8 --       8 --       8 (.220)

186. From return of
capital             8 --        8 --       8 (.062)   8 --       8 --       8 --       8 --       8 --       8 --       8 --

187. Total
distributions       8 (.704)    8 (.670)   8 (.659)   8 (.843)   8 (.852)   8 (.885)   8 (.901)   8 (.937)   8 (.944)   8 (1.173)

188.Net asset value,
end of period       $ 10.620    $ 10.770   $ 10.270   $ 11.160   $ 10.640   $ 10.550   $ 10.140   $ 10.410   $ 10.180   $ 10.250

189.Total returnC    5.40%       11.73%     (2.10)%    13.17%     9.21%      13.35%     6.46%      12.03%     8.81%      1.78%

190.Net assets, end of period
(000 omitted)       $ 211,866   $ 208,86   $ 172,12   $ 183,79   $ 160,15   $ 327,75   $ 356,56   $ 426,83   $ 418,92   $ 407,22
                                1          2          0          6          6          4          2          9          8

191.Ratio of expenses to average
net assets           .66%        .67%E      .61%       .64%       .57%       .57%       .58%       .54%       .54%       .53%

192.Ratio of net investment
income to            6.69%       6.47%      6.45%      7.41%      7.96%      8.59%      8.90%      9.16%      9.16%      9.03%
average net assets

193.Portfolio
turnover             200%        189%       68%        59%        7%         60%        59%        87%        48%        92%



SHORT FIXED-INCOME
194.Selected Per-Share Data and Ratios

195.Years ended October 31                                  1996       1995B

196.Net asset value, beginning of period                    $ 9.470    $ 9.450

197.Income from Investment Operations

198. Net investment income                                   .598F      .137

199. Net realized and unrealized gain (loss)                8 (.098)   8 .067G

200. Total from investment operations                       8 .500     8 .204

201.Less Distributions

202. From net investment income                             8 (.600)   8 (.136)

203. Return of capital                                      8 --       8 (.048)

204. Total distributions                                    8 (.600)   8 (.184)

205.Net asset value, end of period                          $ 9.370    $ 9.470

206.Total returnC                                            5.45%      2.18%

207.Net assets, end of period (000 omitted)                 $ 9,200    $ 9,827

208.Ratio of expenses to average net assets                  .80%E      .85%A,E

209.Ratio of net investment income to average net assets     6.37%      6.10%A

210.Portfolio turnover                                       124%       179%

A ANNUALIZED
B COMMENCEMENT OF SALE OF SHORT FIXED-INCOME INSTITUTIONAL CLASS SHARES JULY 3, 1995.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
HIGH INCOME MUNICIPAL
211.Selected Per-Share Data and Ratios

212.Years ended October 31                                1996       1995B

213.Net asset value, beginning of period                  $ 11.880   $ 11.700

214.Income from Investment Operations

215. Net interest income                                   .707E      .232

216. Net realized and unrealized gain (loss)              8 (.197)   8 .180

217. Total from investment operations                     8 .510     8 .412

218.Less Distributions

219. From net interest income                             8 (.670)   8 (.232)

220.Net asset value, end of period                        $ 11.720   $ 11.880

221.Total returnC                                          4.41%      3.55%

222.Net assets, end of period (000 omitted)               $ 927      $ 154

223.Ratio of expenses to average net assets                .75%D      .75%A,D

224.Ratio of net interest income to average net assets     5.88%      5.89%A

225.Portfolio turnover                                     49%        37%

MUNICIPAL BOND
226.Selected Per-Share Data and Ratios

227.Year ended December 31                                1996F

228.Net asset value, beginning of period                  $ 7.990

229.Income from Investment Operations

230. Net interest income                                   .196

231. Net realized and unrealized gain (loss)              8 .200G

232. Total from investment operations                     8 .396

233.Less Distributions

234. From net interest income                             8 (.196)

235.Net asset value, end of period                        $ 8.190

236.Total returnC                                          5.00%

237.Net assets, end of period (000 omitted)               $ 846

238.Ratio of expenses to average net assets                .75%A,D

239.Ratio of net interest income to average net assets     4.88%A

240.Portfolio turnover                                     35%

A ANNUALIZED.
B COMMENCEMENT OF SALE OF HIGH INCOME MUNICIPAL INSTITUTIONAL CLASS SHARES JULY 3, 1995.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F COMMENCEMENT OF SALE OF MUNICIPAL BOND PORTFOLIO INSTITUTIONAL CLASS SHARES JULY 1, 1996.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
INTERMEDIATE MUNICIPAL INCOME



241.Selected Per-Share Data and Ratios

242.Years ended
November 30        1996       1995       1994G       1993        1992       1991       1990        1989       1988       1987

243.Net asset value, beginning
of period          $ 10.360   $ 9.410    $ 10.460    $ 11.080    $ 10.800   $ 10.640   $ 10.610    $ 10.520   $ 10.380   $ 10.990

244.Income from Investment Operations

245. Net interest
income             .487       .477       .481        .536        .666       .682       .689        .674       .650       .641

246. Net realized and unrealized
gain (loss)        8 .050F    8 .950     8 (1.030)   8 .260      8 .280     8 .160     8 .030      8 .090     8 .140     8 (.540)

247. Total from investment
operations         8 .537     8 1.427    8 (.549)    8 .796      8 .946     8 .842     8 .719      8 .764     8 .790     8 .101

248.Less Distributions

249. From net interest
income             (.487)     (.477)     (.481)      (.536)      (.666)     (.682)     (.689)      (.674)     (.650)     (.641)

250. From net realized
gain               8 --       8 --       8 --        8 (.880)    8 --       8 --       8 --        8 --       8 --       8 (.070)

251. In excess of net
realized gain      8 --       8 --       8 (.020)    8 --        8 --       8 --       8 --        8 --       8 --       8 --

252. Total
distributions      8 (.487)   8 (.477)   8 (.501)    8 (1.416)   8 (.666)   8 (.682)   8 (.689)    8 (.674)   8 (.650)   8 (.711)

253.Net asset value,
end of period      $ 10.410   $ 10.360   $ 9.410     $ 10.460    $ 11.080   $ 10.800   $ 10.640    $ 10.610   $ 10.520   $ 10.380

254.Total returnC   5.36%      15.44%     (5.43)%     8.01%       9.01%      8.15%      7.04%       7.50%      7.77%      .97%

255.Net assets, end of period
(000 omitted)      $ 6,455    $ 11,085   $ 11,702    $ 15,076    $ 28,428   $ 100,29   $ 111,506   $ 121,41   $ 132,44   $ 162,85
                                                                            4                      8          3          7

256.Ratio of expenses
to average net     .75%D      .70%D      .65%D       .65%D       .66%D      .61%       .62%        .65%       .63%       .59%
assets

257.Ratio of expenses
to average net      .74%E      .70%       .65%        .65%        .66%       .61%       .62%        .65%       .63%       .59%
assets after expense reductions

258.Ratio of net interest
income to average   4.68%      4.96%      4.75%       5.01%       6.05%      6.40%      6.53%       6.45%      6.20%      6.01%
net assets

259.Portfolio
turnover            35%        53%        53%         46%         36%        20%        32%         31%        24%        43%


SHORT-INTERMEDIATE MUNICIPAL INCOME

260.Selected Per-Share Data and Ratios

261.Years ended November 30                                             1996       1995B

262.Net asset value, beginning of period                                $ 10.230   $ 10.070

263.Income from Investment Operations

264. Net interest income                                                 .407       .178

265. Net realized and unrealized gain (loss)                            8 .010     8 .160

266. Total from investment operations                                   8 .417     8 .338

267.Less Distributions

268. From net interest income                                            (.407)     (.178)

269. From net realized gain                                             8 (.030)   8 --

270. Total distributions                                                8 (.437)   8 (.178)

271.Net asset value, end of period                                      $ 10.210   $ 10.230

272.Total returnC                                                        4.19%      3.37%

273.Net assets, end of period (000 omitted)                             $ 487      $ 134

274.Ratio of expenses to average net assets                              .75%D      .75%A,D

275.Ratio of expenses to average net assets after expense reductions     .74%E      .75%A

276.Ratio of net interest income to average net assets                   4.03%      4.18%A

277.Portfolio turnover                                                   62%        80%


A ANNUALIZED
B COMMENCEMENT OF SALE OF SHARES JULY 3, 1995.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
CALIFORNIA MUNICIPAL INCOME

278.Selected Per-Share Data and Ratios

279.Period ended October 31                                             1996B

280.Net asset value, beginning of period                                $ 10.000

281.Income from Investment Operations

282. Net interest income                                                 .307

283. Net realized and unrealized gain (loss)                            8 (.090)G

284. Total from investment operations                                   8 .217

285.Less Distributions

286. From net interest income                                           8 (.307)

287.Net asset value, end of period                                      $ 9.910

288.Total returnD                                                        2.27%

289.Net assets, end of period (000 omitted)                             $ 1,841

290.Ratio of expenses to average net assets                              .75%A,F

291.Ratio of expenses to average net assets after expense reductions     .72%A,E

292.Ratio of net interest income to average net assets                   4.51%A

293.Portfolio turnover                                                   21%A


NEW YORK MUNICIPAL INCOME

294.Selected Per-Share Data and Ratios

295.Years ended October 31                                              1996       1995C

296.Net asset value, beginning of period                                $ 10.400   $ 10.000

297.Income from Investment Operations

298. Net interest income                                                 .468       .095

299. Net realized and unrealized gain (loss)                            8 .070     8 .400

300. Total from investment operations                                   8 .538     8 .495

301.Less Distributions

302. From net interest income                                            (.468)     (.095)

303.Net asset value, end of period                                      $ 10.470   $ 10.400

304.Total returnD                                                        5.28%      4.96%

305.Net assets, end of period (000 omitted)                             $ 718      $ 683

306.Ratio of expenses to average net assets                              .75%F      .75%A,F

307.Ratio of expenses to average net assets after expense reductions     .68%E      .75%A

308.Ratio of net interest income to average net assets                   4.53%      4.75%A

309.Portfolio turnover                                                   17%        0%


A ANNUALIZED
B FEBRUARY 20, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
C AUGUST 21, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995.
D TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN and/or YIELD. For Growth Opportunities, Balanced, High Yield, Government Investment, Short Fixed-Income, High Income Municipal, California Municipal Income, and New York Municipal Income, the fiscal year runs from November 1 to October
31. For TechnoQuant Growth, Mid Cap, Equity Growth, Large Cap, Growth & Income, Equity Income, Intermediate Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income, the fiscal year runs from December 1 to November 30. For Strategic Opportunities, Strategic Income, and Municipal Bond, the fiscal year runs from January 1 to December 31. For Mortgage Securities, the fiscal year runs from August 1 to July 31. The tables below show the Institutional Class's performance over past fiscal years. Performance history will be available for TechnoQuant Growth and Growth & Income after the funds have been in operation for six months. For additional charts presenting the Institutional Class's calendar year performance, see Appendix B, beginning on page .
GROWTH FUNDS - INSTITUTIONAL CLASS


                              Average Annual Total Return*                  Cumulative Total Return*

                              Past 1 year   Past 5 years   10 Years/Life    Past 1 year   Past 5 years   10 Years/Life
                                                           of fund+                                      of fund+

MID CAP[B]                      n/a           n/a            n/a              n/a           n/a           17.00%

EQUITY GROWTH [B]              19.68%        19.49%         19.99%           19.68%        143.58%        518.61%

GROWTH OPPORTUNITIES [A]       18.25%        17.86%         20.75%           18.25%        127.41%        441.98%

STRATEGIC OPPORTUNITIES [C]    1.99%         12.27%         11.96%           1.99%         78.38%         209.44%

LARGE CAP[B]                    n/a           n/a            n/a              n/a           n/a           18.60%

EQUITY INCOME [B]              19.54%        19.74%         13.56%           19.54%        146.15%        256.62%

BALANCED [A]                   9.41%         8.85%          11.42%           9.41%         52.79%         189.47%


TAXABLE INCOME FUNDS - INSTITUTIONAL CLASS


                            Average Annual Total Return*                  Cumulative Total Return*

                            Past 1 year   Past 5 years   10 Years/Life    Past 1 year   Past 5 years   10 Years/Life
                                                         of fund+                                      of fund+

HIGH YIELD [A]               12.81%        14.26%         13.68%           12.81%        94.76%         252.76%

STRATEGIC INCOME [C]         13.04%         n/a           16.20%           13.04%         n/a           38.58%

MORTGAGE SECURITIES [D]      6.72%         7.80%          8.30%            6.72%         45.56%         122.02%

GOVERNMENT INVESTMENT [A]    4.58%         6.82%          7.08%            4.58%         39.09%         95.84%

INTERMEDIATE BOND [B]        5.40%         7.34%          7.87%            5.40%         42.50%         113.33%

SHORT FIXED-INCOME [A]       5.45%         5.92%          7.15%            5.45%         33.30%         87.94%


MUNICIPAL FUNDS - INSTITUTIONAL CLASS


                                        Average Annual Total Return*                  Cumulative Total Return*

                                        Past 1 year   Past 5 years   10 Years/Life    Past 1 year   Past 5 years   10 Years/Life
                                                                     of fund+                                      of fund+

HIGH INCOME MUNICIPAL [A]                4.41%         6.94%          9.11%            4.41%         39.86%         121.73%

MUNICIPAL BOND[C]                        4.02%         6.75%          7.23%            4.02%         38.65%         100.94%

INTERMEDIATE MUNICIPAL INCOME [B]        5.36%         6.25%          7.22%            5.36%         35.42%         83.39%

SHORT-INTERMEDIATE MUNICIPAL INCOME [B}  4.19%          n/a           5.02%            4.19%          n/a           14.22%


STATE MUNICIPAL FUNDS - INSTITUTIONAL CLASS


                                 Average Annual Total Return*                  Cumulative Total Return

                                 Past 1 year   Past 5 years   10 Years/Life    Past 1 year   Past 5 years   10 Years/Life
                                                              of fund+                                      of fund+

CALIFORNIA MUNICIPAL INCOME[A]     n/a           n/a            n/a              n/a           n/a           2.27%

NEW YORK MUNICIPAL INCOME [A]     5.28%          n/a           8.68%             5.28%         n/a           10.51%


A  PERIOD ENDED OCTOBER 31, 1996
B  PERIOD ENDED NOVEMBER 30, 1996
C PERIOD ENDED DECEMBER 31, 1996
D PERIOD ENDED JULY 31, 1996
+ LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (NOVEMBER 18, 1987 FOR GROWTH OPPORTUNITIES; JANUARY 6, 1987 FOR BALANCED; JANUARY 5, 1987 FOR HIGH YIELD; OCTOBER 31, 1994 FOR STRATEGIC INCOME; JANUARY 7, 1987 FOR GOVERNMENT INVESTMENT; SEPTEMBER 16, 1987 FOR SHORT-FIXED INCOME AND HIGH INCOME MUNICIPAL; MARCH 16, 1994 FOR SHORT-INTERMEDIATE MUNICIPAL INCOME; AUGUST 21, 1995 FOR NEW YORK MUNICIPAL INCOME; AND FEBRUARY 20, 1996 FOR MID CAP, LARGE CAP, AND CALIFORNIA MUNICIPAL INCOME) THROUGH THE ANNUAL PERIODS ENDED 1996.
* INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR GROWTH OPPORTUNITIES, BALANCED, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, SHORT FIXED-INCOME, HIGH INCOME MUNICIPAL, AND SHORT-INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JULY 3, 1995 AND DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE A CLASS T 12B-1 FEE (AT A THEN CURRENTLY APPLICABLE RATE OF 0.65% FOR GROWTH OPPORTUNITIES AND BALANCED; 0.25% FOR HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL, AND 0.15% FOR SHORT FIXED-INCOME AND SHORT-INTERMEDIATE MUNICIPAL INCOME). INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS T SHARES AND INCLUDE A THEN CURRENTLY APPLICABLE CLASS T 12B-1 FEE OF 0.65%. INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR MUNICIPAL BOND TOOK PLACE ON JULY 1, 1996. INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 1, 1996 ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE. INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR MORTGAGE SECURITIES IS EXPECTED TO TAKE PLACE ON OR ABOUT FEBRUARY 28, 1997. RETURNS PRIOR TO THAT DATE ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE, INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE.
If FMR had not reimbursed certain class expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for funds whose investments are denominated in foreign securities.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
THE COMPETITIVE FUNDS AVERAGE is each fund's applicable Lipper Funds Average, which reflects the performance of mutual funds with similar objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales charges.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
MERRILL LYNCH HIGH YIELD MASTER INDEX is a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default.
LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.
SALOMON BROTHERS MORTGAGE INDEX is a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), and FNMA and FHLMC balloon mortgages with fixed-rate coupons.
SALOMON BROTHERS TREASURY/AGENCY INDEX is a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives of at least one year.
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years.
Unlike Institutional Class's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The Institutional Class of each equity fund may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, please contact your investment professional, or call 1-800-843-3001.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. TechnoQuant Growth, Equity Growth, Mid Cap, Large Cap, and Growth & Income are diversified funds of Fidelity Advisor Series I, a Massachusetts business trust organized on June 24, 1983. Growth Opportunities, Balanced, High Yield, Government Investment and Short Fixed-Income are diversified funds of Fidelity Advisor Series II, a Massachusetts business trust organized on April 24, 1986. Equity Income is a diversified fund of Fidelity Advisor Series III, a Massachusetts business trust organized on May 17, 1982. Intermediate Bond is a diversified fund of Fidelity Advisor Series IV, a Massachusetts business trust organized on May 6, 1983. High Income Municipal is a diversified fund and California Municipal Income and New York Municipal Income are non-diversified funds of Fidelity Advisor Series V, a Massachusetts business trust organized on April 24, 1986. Intermediate Municipal Income is a diversified fund and Short-Intermediate Municipal Income is a non-diversified fund of Fidelity Advisor Series VI, a Massachusetts business trust organized on June 1, 1983. Strategic Income is a non-diversified fund and Strategic Opportunities is a diversified fund of Fidelity Advisor Series VIII, a Massachusetts business trust organized on September 23, 1983. Mortgage Securities is a diversified fund of Fidelity Income Fund, a Massachusetts business trust organized on August 7, 1984. Municipal Bond is a diversified fund of Fidelity Municipal Trust, a Massachusetts business trust organized on June 22, 1984. Each trust is an open-end management investment company. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. For shareholders of TechnoQuant Growth, Mid Cap, Equity Growth, Strategic Opportunities, Large Cap, Growth & Income, and Strategic Income, you are entitled to one vote for each share you own. For shareholders of Growth Opportunities, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, the number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses each fund's investments and handles its business affairs. FMR chooses investments with the assistance of foreign affiliates for all funds except, Government Investment, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Strategic Income, Mortgage Securities, Intermediate Bond, and Short Fixed-Income. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far
East), in Tokyo, Japan, serves as a sub-adviser for TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Strategic Income, Mortgage Securities, Intermediate Bond, and Short Fixed-Income. (small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Strategic Income.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as a sub-adviser for Strategic Income.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan serves as a sub-adviser for Strategic Income.
As of December 31, 1996, FMR advised funds having approximately 29 million shareholder accounts with a total value of more than $432 billion.
John Carlson is Vice President and manager of Advisor Strategic Income, which he has managed since August 1995. He also manages several other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was Executive Director of emerging markets at Lehman Brothers International from 1992 through 1995.
Robert Chow is manager of Advisor Equity Income, which he has managed since March 1996. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Chow has worked as an analyst, portfolio assistant and manager.
Katherine Collins is manager of Advisor Mid Cap, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager.
Bettina Doulton is Vice President and lead manager of Advisor Balanced, which she has managed since March 1996. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst and manager.
Andrew Dudley is manager of Advisor Short-Fixed Income, which he has managed since February 1997. Mr. Dudley joined Fidelity as a manager in 1996. Previously, he was a portfolio manager with Putnam Investments from 1991 to 1996.
Margaret Eagle is Vice President and manager of Advisor High Yield, which she has managed since inception and manager of Advisor Strategic Income Fund's high yield investments, which she has managed since January 1996. In addition, she is a Senior Vice President of Fidelity Trust Company. Ms. Eagle joined Fidelity in 1980.
George Fischer is manager of Advisor Municipal Bond, which he has managed since October 1995. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager. Kevin Grant is Vice President and manager of Advisor Mortgage Securities Fund, Advisor Intermediate Bond and Advisor Balanced Fund's fixed-income investments, which he has managed since July, 1993, October 1995, and March 1996, respectively. He manages other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
Curt Hollingsworth is Vice President and manager of Advisor Government Investment and Advisor Strategic Income Fund's domestic investment-grade and U.S. government investments, all of which he has managed since February 1997. He also manages other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
Jonathan Kelly is manager of Advisor Strategic Income Fund's foreign bond investments in developed markets, which he has managed since January 1996. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Kelly has worked as a foreign bond analyst and manager.
Tim Krochuk is manager of Advisor TechnoQuant Growth, which he has managed since inception. He also manages another Fidelity fund. Previously, he was a quantitative analyst. Mr. Krochuk joined Fidelity as a research associate in 1992, after receiving a bachelor of arts degree in economics/pre-med. from Harvard University.
Harris Leviton is Vice President and manager of Advisor Strategic Opportunities, which he has managed since March 1996. Previously, he managed other Fidelity funds. Since joining Fidelity in 1986, he has worked as an analyst and manager.
Norm Lind is Vice President and manager of Advisor New York Municipal Income and Advisor Short-Intermediate Municipal Income, which he has managed since August 1995 and October 1995, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
David Murphy is Vice President and manager of Advisor Intermediate Municipal Income, which he has managed since March 1995. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
Tanya Roy is manager of Advisor High Income Municipal, which she has managed since August 1995. She also manages other Fidelity funds. Since joining Fidelity in 1989, Ms. Roy has worked as an analyst and manager. Jonathan Short is manager of Advisor California Municipal Income, which he has managed since inception. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
Thomas Silvia is co-manager of Mortgage Securities, which he has managed since February 1997. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993.
Thomas Sprague is manager of Advisor Large Cap, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1989, he has worked as an analyst and manager.
Beth Terrana is Vice President and manager of Advisor Growth & Income, which she has managed since inception. She also manages other Fidelity funds. Since joining Fidelity in 1983, Ms. Terrana has worked as an analyst, portfolio assistant and manager.
Jennifer Uhrig is Vice President and manager of Advisor Equity Growth, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
George Vanderheiden is Vice President and manager of Advisor Growth Opportunities, which he has managed since November 1987. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company Inc. (FIIOC) performs certain transfer agent servicing functions for the Institutional Class of each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
UMB Bank, n.a. (UMB) is the transfer agent for High Income Municipal, Intermediate Municipal Income, Municipal Bond, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, although it employs FIIOC to perform these functions for the Institutional Class of each fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri 64106.
A broker-dealer may use a portion of the commissions paid by a fund to reduce custodian or transfer agent fees for that fund. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers. INVESTMENT PRINCIPLES AND RISKS
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
Funds which invest in foreign securities have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency.
The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is generally the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR generally focuses on assembling a portfolio of bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. It is important to note that neither the funds nor their yields are guaranteed by the U.S. Government. When you sell your shares, they may be worth more or less than what you paid for them.
TECHNOQUANT GROWTH FUND seeks growth of capital by investing mainly in common stocks. However, the fund has the flexibility to invest in other types of equity securities and debt securities as well. The fund's security selection process utilizes computer-aided, quantitative analysis. FMR's computer models use many types of data, but emphasize technical factors such as historical price and volume relationships. Fundamental criteria, such as earnings estimates, and dividend yield may also be considered. FMR's emphasis on technical analysis can result in the fund holding different types of stocks at different times. For example, the fund may also hold stocks of companies with large or small market capitalization or high or low price/earnings ratios. The fund's focus may change rapidly based on FMR's analysis of the most current information. At times, the fund may be concentrated in a small number of market sectors or securities.
MID CAP FUND seeks long-term growth of capital by investing primarily in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the S&P MidCap 400 at the time of the fund's investment. The S&P MidCap 400 Index is an unmanaged index of medium-capitalization stocks. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalized for purposes of the 65% policy. As of December 31, 1996, the S&P MidCap 400 included companies with capitalizations of between $192 million and $6.5 billion.
Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.
EQUITY GROWTH FUND seeks capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics. FMR normally invests at least 65% of the fund's total assets in common and preferred stock. The fund looks for domestic and foreign companies with above-average growth characteristics compared to the average of the companies included in the S&P 500. The S&P 500 is a registered trademark of Standard & Poor's. Growth may be measured by factors such as earnings or gross sales. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these companies may include smaller, less well-known companies, and companies whose stocks have higher than average price/earnings (P/E) ratios. The market prices of these stocks may be particularly sensitive to economic, market, or company news. FMR may also pursue growth in larger or revitalized companies or companies that hold a strong position in the market. These growth characteristics may be found in mature or declining industries.
GROWTH OPPORTUNITIES FUND seeks capital growth by investing primarily in common stocks and securities convertible into common stocks. FMR normally invests at least 65% of the fund's total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." FMR normally invests at least 65% of the fund's total assets in these securities. The term "special situation" refers to FMR's identification of an unusual, and possibly non-repetitive, development taking place in a company or a group of companies in an industry.
A special situation may involve one or more of the following characteristics:
(small solid bullet) A technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.
(small solid bullet) Changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.
(small solid bullet) New or changed management, or material changes in management policies or corporate structure.
(small solid bullet) Significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations.
(small solid bullet) Other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.
"Special situations" often involve breaks with past experience. They can be relatively aggressive investments. In seeking capital appreciation, the fund also may invest in securities of companies not involving a special situation, but which are companies with valuable fixed assets and whose securities are believed by FMR to be undervalued in relation to the companies' assets, earnings, or growth potential. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
FMR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. However, large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.
GROWTH & INCOME FUND seeks high total return through a combination of current income and capital appreciation. The fund invests mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
EQUITY INCOME FUND seeks a yield which exceeds the composite dividend yield of securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining income, the fund will consider the potential for achieving capital appreciation. Under normal conditions, FMR normally invests at least 65% of the fund's total assets in income-producing equity securities. For purposes of this policy, equity securities are defined as common and preferred stocks. The balance of the fund's assets will tend to be invested in debt securities, a high percentage of which are expected to be convertible into common stocks.
The fund seeks to achieve a yield that beats that of the S&P 500. The fund does not intend to invest in securities of issuers without proven earnings and/or credit histories. Because the fund invests for income, as well as capital appreciation, investors should not expect capital appreciation comparable with funds which seek only capital appreciation. The yield on the fund's assets generally will increase or decrease from year to year in accordance with market conditions and in relation to the changes in yields of the stocks included in the S&P 500.
BALANCED FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential. FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks. FMR normally invests at least 65% of the fund's total assets in these securities.
The fund may also invest in securities issued or guaranteed by the U.S. Government, any state or any of their respective subdivisions, agencies or instrumentalities, and securities of foreign issuers, including securities of foreign governments. The fund may invest up to 35% of its total assets in equity securities, including common stocks, warrants, and rights. STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. The fund invests primarily in fixed-income securities, allocated among four general investment categories: high yield securities, U.S. Government and investment grade securities, emerging market securities, and foreign developed market securities. The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets.
FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category. There are no absolute limits on the percent of assets invested in each category, however, and FMR reserves the right to change the neutral mix from time to time.
The HIGH YIELD category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities of a quality grade lower than BBB. The U.S. GOVERNMENT AND INVESTMENT-GRADE category includes mortgage securities, U.S. Government securities, government agency securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental debt securities of issuers located in emerging markets. The FOREIGN DEVELOPED MARKET category includes corporate and governmental debt securities of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.
By allocating its investments across different types of fixed-income securities, the fund attempts to moderate the significant risks of each investment category through diversification. Diversification, when successful, can mean higher returns with decreased volatility. However, each of the fund's four investment categories may experience periods of volatile returns, and it is possible for all investment categories to decline at the same time.
MORTGAGE SECURITIES FUND seeks high current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in mortgage-related securities. The fund may also invest in U.S. Government securities and instruments related to U.S. Government securities. Instruments related to U.S. Government securities may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between two and 10 years. However, the reaction of mortgage securities to changes in interest rates can be difficult to predict since mortgage securities are subject to prepayment of principal and can be structured in a complex manner. As of July 31, 1996, the fund's dollar-weighted average maturity was approximately 6.8 years.
GOVERNMENT INVESTMENT FUND seeks high current income by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. FMR normally invests the fund's assets only in U.S. Government securities, repurchase agreements, and other instruments related to U.S. government securities. Under normal conditions, FMR invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and 12 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 8.5 years.
INTERMEDIATE BOND FUND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. When consistent with its primary objective, the fund may also seek capital appreciation. Although the fund can invest in securities of any maturity, the fund normally maintains a dollar-weighted average maturity between three and 10 years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of November 30, 1996, the fund's dollar-weighted average maturity was approximately 5.7 years.
SHORT FIXED-INCOME FUND seeks high current income, consistent with the preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. Where appropriate the fund will take advantage of opportunities to realize capital appreciation. FMR normally invests at least 65% of the fund's total assets in fixed-income securities of all types which may include convertible and zero coupon securities.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of three years or less under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 2.2 years.
HIGH INCOME MUNICIPAL FUND seeks high current income that is free from federal income tax by investing in municipal securities of any quality under normal conditions. Since the fund can emphasize lower-quality securities, FMR's research and analysis is an integral part of choosing the fund's investments. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds of comparable quality with maturities between 12 and 20 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 16.4 years.
MUNICIPAL BOND FUND seeks a high level of current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of December 31, 1996, the fund's dollar-weighted average maturity was approximately 12.4 years.
INTERMEDIATE MUNICIPAL INCOME FUND seeks high current income, that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three and 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years. As of November 30, 1996, the fund's dollar-weighted average maturity was approximately 8.6 years. SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between two and five years under normal conditions. As of November 30, 1996, the fund's dollar-weighted average maturity was approximately 3.4 years.
CALIFORNIA MUNICIPAL INCOME FUND seeks high current income that is free from federal income tax and California state personal income tax by investing in investment-grade municipal securities under normal conditions. FMR normally invests so that at least 80% of the fund's assets are invested in securities whose interest is free from federal and California income taxes. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 14.4 years.
The performance of California Municipal Income is affected by the economic and political conditions within the state of California. California suffered a severe economic recession between 1990- 1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections. California's long-term credit rating stabilized after having been reduced in the past several years. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal bonds.
NEW YORK MUNICIPAL INCOME FUND seeks high current income that is free from federal income tax and New York State and City personal income taxes by investing in investment-grade municipal securities under normal conditions. FMR normally invests so that at least 80% of the fund's assets are invested in securities whose interest is free from federal and New York State and City personal income taxes. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 13.3 years.
The performance of New York Municipal Income is affected by the economic and political conditions within the state of New York. Both New York City and State have recently experienced significant financial difficulty, and both the City's and the State's credit ratings are among the lowest in the country.
TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to its investment strategy.
Each of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield and Strategic Income reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Each of Mortgage Securities, Government Investment, Intermediate Bond, and Short Fixed-Income reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
Each of High Income Municipal, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not expect to invest in federally taxable obligations. California Municipal Income and New York Municipal Income do not expect to invest in federally or state taxable obligations. Each of High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each of TechnoQuant Growth, Mid Cap, Growth Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer. For TechnoQuant Growth and Growth & Income, this limitation does not apply to securities of other investment companies.
With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Other debt securities, such as zero coupon bonds, do not pay interest, but are sold at a discount from their face values.
Debt securities, loans, and other direct debt have varying levels of sensitivity to changes in interest rates and varying degrees of quality. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than short-term bonds.
Taxable lower-quality debt securities (sometimes called "junk bonds"), and tax-exempt lower-quality debt securities (sometimes called "municipal junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The table on the following page provides a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: For all of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield and Strategic Income purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR.
FISCAL YEAR ENDED 1996 DEBT HOLDINGS

                       Mid   Equ Grow   Strat Lar Grow Equit               Strate High
                             ity th     egic  ge  th & y     Bala   High   gic    Income
S&P RATING             Cap   Gro Oppor  Oppor Cap Inc  Incom nced   Yield  Income Municipal
INVESTMENT GRADE             wth tunit  tunit     ome  e
                                 ies    ies
Highest quality    AAA
High quality       AA  --    --  15.44% 6.43% --  --   2.80% 31.90% --     40.55% 27.16%
Upper-medium grade A
Medium grade       BBB --    --  --     --    --  --   --    3.26%  0.30%  0.57%  22.24%
LOWER QUALITY
Moderately
  speculative      BB  --    --  --     --    --  --   0.45% 0.56%  11.90% 8.33%  9.89%

Speculative        B   0.06% --  --     --    --  --   0.06% 1.96%  47.80% 27.31% 0.53%
Highly speculative CCC --        --     --    --  --   --    0.25%  5.40%  2.20%  --
Poor quality       CC  --    --  --     --    --  --   --    --     --     --     --
Lowest quality,
 no interest       C
In default,
 in arrears        D   --    --  --     --    --  --   --    --     0.10%  --     0.38%


                       Mid   Equ Grow   Strat Lar Grow Equit               Strate High
                             ity th     egic  ge  th & y     Bala   High   gic    Income
MOODY'S RATING         Cap   Gro Oppor  Oppor Cap Inc  Incom nced   Yield  Income Municipal
INVESTMENT GRADE             wth tunit  tunit     ome  e
                                 ies    ies
Highest quality    Aaa
High quality       Aa  --    --  15.44% 6.43% --  --   2.80% 33.87% --     39.06% 26.58%
Upper-medium grade A
Medium grade       Baa --    --  --     --    --  --   0.02% 2.29%  0.10%  0.18%  22.72%
LOWER QUALITY
Moderately
 speculative       Ba  --    --  --     --    --  --   0.25% 0.94%  8.60%  7.21%  9.19%

Speculative        B   --    --  --     0.21% --  --   0.26% 2.29%  48.90% 27.31% 0.18%
Highly speculative Caa --    --  --     --    --  --   --    0.12%  9.70%  3.23%  0.60%
Poor quality       Ca  --    --  --     --    --  --   --    --     0.03%  0.02%  --
Lowest quality,
 no interest       C   --    --  --     --    --  --   --    --     --     --     --

In default,
 in arrears        --- --    --  --     --    --  --   --    --     --     --     --

EACH FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. SECURITIES NOT RATED BY MOODY'S AND S&P AMOUNTED TO 0.76% FOR BALANCED, 1.02% FOR STRATEGIC OPPORTUNITIES, AND
7.68% FOR HIGH YIELD, 8.98% FOR STRATEGIC INCOME, AND 27.02% FOR HIGH INCOME MUNICIPAL. THESE PERCENTAGES MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. FMR
HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER QUALITY ACCOUNT FOR 0.76% FOR BALANCED, 1.02% FOR STRATEGIC
OPPORTUNITIES, 7.68% FOR HIGH YIELD, 8.97% FOR STRATEGIC INCOME, AND 24.84% FOR HIGH INCOME MUNICIPAL. FOR FOREIGN
GOVERNMENT OBLIGATIONS NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS A RATING
BASED ON THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

Each of Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
TechnoQuant Growth currently intends to limit its investments in lower than Baa- quality debt securities to 5% of its assets.
Municipal Bond invests only in investment-grade securities. A security is considered to be investment-grade if it is judged by FMR to be of equivalent quality to securities rated Baa or BBB or higher by Moody's or S&P, respectively. However, the fund will limit its investments in medium quality securities, as judged by FMR, to one-third of its total assets; will not purchase securities rated below Baa or BBB by Moody's or S&P, respectively; and will not invest more than 20% of its total assets in securities not rated by Moody's and S&P.
Each of Mortgage Securities, Short Fixed-Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality. Intermediate Bond invests only in investment-grade securities, and will limit its investments in medium quality securities to 5% of its assets. A security is considered to be investment-grade or medium quality if it is rated investment-grade or medium quality, respectively, by Moody's, S&P, Duff & Phelps, or Fitch, or is unrated but judged by FMR to be of equivalent quality.
High Income Municipal does not currently intend to invest more than 10% of its total assets in bonds that are in default.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of California or New York or their respective counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
OTHER INSTRUMENTS may include securities of closed-end investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk. MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, making the security's market value more volatile.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) an instrument to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each fund (except High Yield and Strategic Income) may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
High Yield and Strategic Income may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Municipal Income and New York Municipal Income do not currently intend to invest in a money market fund. High Income Municipal, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income, California Municipal Income, New York Municipal Income, do not currently intend to invest in repurchase agreements. Equity Growth and Strategic Opportunities will not invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 100% of its total assets each of Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
With respect to 75% of its total assets, each of TechnoQuant Growth, Mid Cap, Growth Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond and Intermediate Municipal Income may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or, for TechnoQuant Growth and Growth & Income, to securities of other investment companies.
Strategic Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. Each of High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets; however, Government Investment, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income do not currently intend to make loans.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval. TECHNOQUANT GROWTH FUND seeks capital growth.
MID CAP FUND seeks long-term growth of capital.
EQUITY GROWTH FUND seeks to achieve capital appreciation by investing primarily in common and preferred stock and securities convertible into the common stock of companies with above-average growth characteristics. Under normal conditions, the fund will invest at least 65% of its assets in common and preferred stock.
GROWTH OPPORTUNITIES FUND seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks. STRATEGIC OPPORTUNITIES FUND seeks capital appreciation by investing primarily in securities of companies believed by FMR to involve a "special situation." Under normal conditions, the fund will invest at least 65% of its total assets in companies involving a special situation. FMR intends to invest primarily in common stocks and securities that are convertible into common stocks; however, it also may invest in debt securities of all types and quality if FMR believes that investing in these securities will result in capital appreciation. The fund may invest up to 30% of its assets in foreign investments.
LARGE CAP FUND seeks long-term growth of capital.
GROWTH & INCOME FUND seeks high total return through a combination of current income and capital appreciation.
EQUITY INCOME FUND seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
BALANCED FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
HIGH YIELD FUND seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.
STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation. MORTGAGE SECURITIES FUND seeks a high level of current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.
GOVERNMENT INVESTMENT FUND seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
INTERMEDIATE BOND FUND seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations.
SHORT FIXED-INCOME FUND seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation.
HIGH INCOME MUNICIPAL FUND seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax.
MUNICIPAL BOND FUND seeks to provide as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.
The fund invests in a diversified portfolio of municipal bonds. The fund will invest primarily in municipal bonds judged by FMR to be of high-grade or upper-medium-grade quality, although it may invest up to one-third of its total assets in bonds judged to be of medium-grade quality if they are suitable for achieving its investment objective. The fund's standards for high-grade, upper-medium-grade, and medium-grade obligations are essentially the same as Moody's and S&P's four highest categories of Baa or BBB and above. The fund will not invest in any bond rated lower than Baa by Moody's or BBB by S&P, but may invest up to 20% of its total assets in bonds not rated by either of these rating services if FMR judges them to meet the fund's quality standards. The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.
INTERMEDIATE MUNICIPAL INCOME FUND seeks the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal income tax. SHORT-INTERMEDIATE MUNICIPAL INCOME FUND seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital. The fund normally invests at least 80% of its net assets in municipal obligations whose interest is free from federal income tax. CALIFORNIA MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and California state personal income tax by investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes.
NEW YORK MUNICIPAL INCOME FUND seeks a high level of current income free from federal income tax and New York State and City personal income taxes by investing primarily in municipal securities. The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes.
With respect to 75% of its total assets each of TechnoQuant Growth, Mid Cap, Growth Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, and Intermediate Municipal Income may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. These limitations do not apply to U.S. Government securities or, for TechnoQuant Growth and Growth & Income, to securities of other investment companies. With respect to 75% of its total assets, each of TechnoQuant Growth, Mid Cap, Growth Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond and Intermediate Municipal Income may not purchase more than 10% of the outstanding voting securities of a single issuer. With respect to 100% of its total assets, each of Equity Growth and Strategic Opportunities may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or, for TechnoQuant Growth and Growth & Income, to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain of the funds. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Equity Income pays FMR a monthly management fee at an annual rate of 0.50% of its average net assets. The fee for TechnoQuant Growth, Mid Cap, Equity Growth, Large Cap, Growth & Income, Balanced, High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income is calculated by adding a group fee rate to an individual fee rate, and multiplying the result by the fund's average net assets. The fees for Growth Opportunities and Strategic Opportunities are determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well each fund has performed relative to the S&P 500.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income and Balanced, this rate cannot rise above 0.52%, and it drops as total assets under management increase. For High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, this rate cannot rise above 0.37%, and it drops as total assets under management increase. The basic fee rate is calculated monthly by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
The performance adjustment rate is calculated monthly by comparing the performance of Growth Opportunities and Strategic Opportunities to that of the S&P 500 over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is " 0.20%. Investment performance will be measured separately for each class of shares offered by Growth Opportunities and Strategic Opportunities and the least of the results obtained will be used in calculating the performance adjustment.
The following table states the management fee for each fund for its most recent fiscal year end.
                                     Group     Individual   Total
                                    Fee Rate    Fund Fee    Manageme
                                      Rate       nt         Fee

TechnoQuant Growth [A]                 0.30%    0.30%      0.60%

Mid Cap                                0.30%    0.30%      0.60%

Equity Growth                          0.30%    0.30%      0.61%
                                               [B]

Growth Opportunities [C]               0.30%    0.30%      0.61%

Strategic Opportunities [C]            0.30%    0.30%      0.48%

Large Cap                              0.30%    0.30%      0.60%

Growth & Income [A]                    0.30%    0.20%      0.50%

Equity Income                          n/a      n/a        0.50%

Balanced                               0.30%    0.15%[D    0.50%
                                               ]

High Yield                             0.14%    0.45%      0.60%

Strategic Income                       0.14%    0.45%      0.59%

Mortgage Securities                    0.15%    0.30%      0.45%

Government Investment                  0.14%    0.30%      0.45%

Intermediate Bond                      0.14%    0.30%      0.45%

Short Fixed-Income                     0.14%    0.30%      0.45%

High Income Municipal Fund             0.14%    0.25%      0.40%

Municipal Bond Fund                    0.14%    0.25%      0.40%

Intermediate Municipal Income          0.14%    0.25%      0.40%

Short-Intermediate Municipal Income    0.14%    0.25%      0.40%

California Municipal Income[A]         0.14%    0.25%      0.40%

New York Municipal Income              0.14%    0.25%      0.40%

[A] ESTIMATED
[B] EFFECTIVE AUGUST 1, 1994, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.33% TO 0.30%. IF THIS REDUCTION WAS NOT IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.64%.
[C] THE BASIC FEE RATE FOR THE FISCAL YEAR ENDED 1996 WAS 0.61% FOR GROWTH OPPORTUNITIES AND 0.61% FOR STRATEGIC OPPORTUNITIES.
[D] EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.20% TO 0.15%. IF THIS REDUCTION WAS NOT IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.55%.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
For the fiscal year ended 1996, FMR, on behalf of each fund with sub-advisory agreements paid FMR U.K., FMR Far East, FIJ and FIIA fees equal to less than 0.01%, of each fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the Institutional Class of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, High Yield, Strategic Income, Government Investment, Mortgage Securities, Intermediate Bond, and Short Fixed-Income (the Taxable Funds). Fidelity Service Company, Inc.
(FSC) calculates the NAV and dividends for the Institutional Class of the Taxable Funds, and maintains the general accounting records and administers the securities lending program for the Taxable Funds.
For the fiscal year ended 1996, transfer agent and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. The amounts disclosed are before reimbursements, if any.
                             Each   Fund
                     Institutiona   to FSC
                       l Class to
                            FIIOC

Mid Cap                     0.16%    0.05%

Equity Growth               0.14%    0.02%

Growth Opportunities        0.14%    0.01%

Strategic Opportunities     0.16%    0.05%

Large Cap                   0.16%    0.22%

Equity Income               0.14%    0.04%

Balanced                    0.15%    0.02%

High Yield                  0.16%    0.04%

Strategic Income            0.17%    0.06%

Mortgage Securities          *       0.04%

Government Investment       0.16%    0.04%

Intermediate Bond           0.14%    0.04%

Short Fixed-Income          0.15%    0.04%

* CLASS IS EXPECTED TO COMMENCE OPERATIONS IN FEBRUARY 1997.
UMB is the transfer agent for High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income (the Municipal Funds). UMB has entered into a sub-arrangement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder services for the Institutional Class of High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income (the Municipal Funds). UMB has also entered into a sub-arrangement with FSC. FSC calculates the NAV and dividends for the Institutional Class of the Municipal Funds, and maintains the general accounting records for each of the Municipal Funds. All of the fees are paid to FIIOC and FSC by UMB, which is reimbursed by the Institutional Class or the fund, as appropriate, for such payments.
For the fiscal year ended 1996, transfer agent and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. The amounts disclosed are before reimbursements, if any.
                                      UMB to         UMB to
                                      FIIOC on       FSC on
                                      behalf of      behalf of
                                      Institutiona   each fund
                                      l Class

High Income Municipal                  0.20%          0.04%

Municipal Bond                         0.31%          0.03%

Intermediate Municipal Income          0.17%          0.08%

Short-Intermediate Municipal Income    0.33%          0.20%

California Municipal Income            0.13%          0.18%

New York Municipal Income              0.10%          0.10%

The Institutional Class of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Institutional Class shares. The Board of Trustees of each fund has authorized such payments.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
The portfolio turnover rate for TechnoQuant Growth is projected to exceed 200% for its first fiscal period ending November 30, 1997. The portfolio turnover rate for Growth & Income is not expected to exceed 200% for its first fiscal period ending November 30, 1997.
The portfolio turnover rate for the fiscal year ended 1996 was 101% for Mid Cap, 76% for Equity Growth, 33% for Growth Opportunities, 151% for Strategic Opportunities, 59% for Large Cap, 78% for Equity Income, 223% for Balanced, 121% for High Yield, 119% for Strategic Income, 221% for Mortgage Securities, 153% for Government Investment, 200% for Intermediate Bond, 124% for Short Fixed-Income, 49% for High Income Municipal, 35% for Municipal Bond, 35% for Intermediate Municipal Income, 62% for Short-Intermediate Municipal Income, 21% for California Municipal Income, and 17% for New York Municipal Income. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


TYPES OF ACCOUNTS
When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed on the right.
The account guidelines that follow may not apply to certain funds or to certain retirement accounts. For instance, municipal funds are not available for purchase in retirement accounts. If you are investing through a retirement account or if your employer offers a fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR
TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) MONEY PURCHASE/PROFIT SHARING PLANS (KEOGH PLANS) are tax-deferred pension accounts designated for employees of unincorporated businesses or for persons who are self-employed.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your investment professional.
HOW TO BUY SHARES
INSTITUTIONAL CLASS'S SHARE PRICE, called NAV, is calculated every business day. Institutional Class shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your order is received and accepted. NAV is normally calculated at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to the transfer agent before the close of business on the day you place your order.
The transfer agent must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.
Share certificates are not available for Institutional Class shares.
IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. You may also open your account by wire as described below. If there is no account application accompanying this prospectus, call your investment professional or 1-800-843-3001.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts $500 Through regular investment plans** $1,000*
TO ADD TO AN ACCOUNT $250*
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts $100 Through regular investment plans $100*
MINIMUM BALANCE $1,000**
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts NONE
* INVESTMENT MINIMUMS AND MINIMUM ACCOUNT BALANCES ARE ALSO WAIVED FOR INVESTMENTS IN CERTAIN RETIREMENT ACCOUNTS FUNDED THROUGH SALARY REDUCTION, OR ACCOUNTS FUNDED WITH THE PROCEEDS OF DISTRIBUTIONS FROM SUCH FIDELITY RETIREMENT ACCOUNTS.
** AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000 PROVIDED THAT A REGULAR PAYMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES", ON PAGE .
For further information on opening an account, please consult your investment professional or refer to the account application.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT




PHONE          (small solid bullet) Exchange from the same class of another      (small solid bullet) Exchange from the same class
                                                                                 of another
1-800-843-3001
OR YOUR        Fidelity Advisor fund or from another                             Fidelity Advisor fund or from another
INVESTMENT
PROFESSIONAL   Fidelity fund account with the same                               Fidelity fund account with the same
               registration, including name, address, and                        registration, including name, address, and
               taxpayer ID number.                                               taxpayer ID number.

Mail
(mail_graphic) (small solid bullet) Complete and sign the account application.   (small solid bullet) Make your check payable to the
                                                                                 complete
               Make your check payable to the complete                           name of the fund of your choice and note
               name of the fund of your choice and note                          the applicable class. Indicate your fund
               the applicable class. Mail to the address                         account number on your check and mail to
               indicated on the application.                                     the address printed on your account
                                                                                 statement.
                                                                                 (small solid bullet) Exchange by mail: call
                                                                                 1-800-843-3001 or
                                                                                 your investment professional for instructions.

In Person
(hand_graphic) (small solid bullet) Bring your account application and check to  (small solid bullet) Bring your check to your investment
               your investment professional.                                     professional.

Wire
(wire_graphic) (small solid bullet) Call 1-800-843-3001 to set up your account   (small solid bullet) Not available for retirement
                                                                                 accounts.
               and to arrange a wire transaction. Not                            (small solid bullet) Wire to:
               available for retirement accounts.                                 Banker's Trust Co.
               (small solid bullet) Wire to:                                      Routing # 021001033
               Banker's Trust Co.                                                Fidelity DART Depository
               Routing # 021001033                                               Account # 00159759
               Fidelity DART Depository                                          FBO: (account name)
               Account #00159759                                                 (account number)
               FBO: (account name)
                                                                                 Specify the complete name of the fund of
                                                                                 your choice, note the applicable class and
               Specify the complete name of the fund of                          include your account number and your
               your choice, note the applicable class and                        name.
               include your new account number and your
               name.

Automatically
(automatic_
graphic)      (small solid bullet) Not available.                                (small solid bullet) Use Fidelity Advisor
                                                                                 Systematic
                                                                                 Investment Program. Sign up for this
                                                                                 service when opening your account, or
                                                                                 call your investment professional to begin
                                                                                 the program.


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted. NAV is normally calculated at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to sell shares to the transfer agent before the close of business on the day you place your order.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimums do not apply to retirement accounts).
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration,
(small solid bullet) You wish to set-up the bank wire feature, or
(small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table on page .
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, the transfer agent will send a check to the record address.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE                     All account types except retirement   (small solid bullet) Maximum check request: $100,000.
1-800-843-3001 OR YOUR
INVESTMENT PROFESSIONAL





(phone_graphic)  All account types                     (small solid bullet) You may exchange to the same class of other
                                                       Fidelity Advisor funds or to other Fidelity funds if
                                                       both accounts are registered with the same
                                                       name(s), address, and taxpayer ID number.

Mail or in
Person
(mail_graphic)
(hand_graphic)   Individual, Joint Tenant,             (small solid bullet) The letter of instruction must (with signature
                 Sole Proprietorship, UGMA, UTMA       guaranteed) be signed by all persons required to
                                                       sign for transactions, exactly as their names
                 Retirement account                    appear on the account.
                                                      (small solid bullet) The account owner should complete a retirement distribution form. Call 1-800-843-3001 or your
                                                       investment professional to request one.

                 Trust                                 (small solid bullet) The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the
                                                       account registration, provide a copy of the trust
                                                       document certified within the last 60 days.

                Business or Organization              (small solid bullet) At least one person authorized by corporate resolution to act on the account must sign the
                                                      letter (with signature guaranteed).

                Executor, Administrator,              (small solid bullet) Call 1-800-843-3001 or your investment
                Conservator/Guardian                  professional for instructions.

Wire
(wire_graphic)  All account types except retirement   (small solid bullet) You must sign up for the wire feature before using
                                                      it. To verify that it is in place, call 1-800-843-3001.
                                                      Minimum wire: $1,000.
                                                     (small solid bullet) Your wire redemption request must be received and accepted by the transfer agent before 4:00
                                                       p.m. Eastern time for money to be wired on the
                                                       next business day.


INVESTOR SERVICES
Fidelity Advisor funds provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call your investment professional if you need additional copies of financial reports and prospectuses.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your Institutional Class shares and buy Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds, by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Accounts with a value of $10,000 or more in Institutional Class are eligible for this program.
One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND

MINIMUM  MINIMUM
INITIAL  ADDITIONAL  FREQUENCY              SETTING UP OR CHANGING
$1,000  $100         Monthly, bimonthly,    (small solid bullet) For a new account, complete the appropriate section on the
                     quarterly,             application.
                     or semi-annually       (small solid bullet) For existing accounts, call your investment professional for an application.
                                            (small solid bullet) To change the amount or frequency of your investment, contact your investment professional directly, or call 1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Each fund pays capital gains, if any, in December and may pay additional capital gains after the close of its fiscal year. Normally, dividends for Growth & Income, Equity Income, and Balanced are distributed in March, June, September and December; dividends for TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, and Large Cap are distributed in December; dividends for Strategic Income, High Yield, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income are declared daily and paid monthly.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.
If you select distribution option 2, 3, or 4 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. To change your distribution option, call your investment professional directly or call 1-800-843-3001.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When each of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income and Balanced deducts a distribution from its NAV, the reinvestment price is the applicable class's NAV at the close of business that day. Dividends from High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income will be reinvested at the applicable class's NAV on the last day of the month. Capital gain distributions from High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income will be reinvested at the NAV as of the date the applicable fund deducts the distributions from its NAV. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. If your account is not a tax-deferred retirement account, be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Interest income that High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income earn is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from each fund (except High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income), however, are subject to federal income tax. Each fund (except California Municipal Income and New York Municipal Income) may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gain distributions for each fund (except High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income) are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
However, for shareholders of High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends, long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each of High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of the dividends from High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of each of these funds' income from each state to help you calculate your taxes.
To the extent that California Municipal Income's income dividends are derived from interest on California state tax-free investments, they will be free from California state personal income tax. Distributions derived from obligations that are not California state tax-free obligations, as well as distributions from short or long-term capital gains, are subject to California state personal income tax. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from California state franchise or corporate income taxes.
To the extent that New York Municipal Income's income dividends are derived from state-tax free investments, they will be free from New York State and City personal income taxes.
During the fiscal year ended 1996, 100% of the income dividends from High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income and New York Municipal Income was free from federal income tax. During the fiscal year ended 1996, 100% of California Municipal Income's income dividends was free from California taxes, and 100% of New York Municipal Income's income dividends was free from New York taxes. During the fiscal year ended 1996, 26.36% of High Income Municipal's, 0.79% of Municipal Bond's, 7.58% of Intermediate Municipal Income's, 18.99% of Short-Intermediate Municipal Income's, 5.5% of California Municipal Income's, and 0.09% of New York Municipal Income fund's, income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. For funds that can invest in foreign securities, if a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
Undistributed net gains from currency transactions, if any, will generally be distributed as a separate dividend in December.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the funds, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each class's NAV is normally calculated as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) of Institutional Class shares is its NAV. The REDEMPTION PRICE (price to sell one share) of Institutional Class shares is its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
(small solid bullet) Automated Purchase Orders: For shares of High Yield, Strategic Income, Mortgage Securities, Government Investment, High Income Municipal, Municipal Bond, California Municipal Income, New York Municipal Income, Intermediate Bond, Intermediate Municipal Income, Short-Fixed Income, and Short-Intermediate Municipal Income begin to earn dividends as of the day your funds are received.
(small solid bullet) Other Purchases: For shares of High Yield, Strategic Income, Mortgage Securities, Government Investment, High Income Municipal, Municipal Bond, California Municipal Income, New York Municipal Income, Intermediate Bond, Intermediate Municipal Income, Short-Fixed Income, and Short-Intermediate Municipal Income, you begin to earn dividends as of the first business day following the day your funds are received.
AUTOMATED PURCHASE ORDERS. Institutional Class shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.
CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, or Federal Reserve check, or automatic investment plan.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares of High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, High Income Municipal, Municipal Bond, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE TRANSFER AGENT RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, the transfer agent reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you may have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.
APPENDIX A
DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.
A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories. DESCRIPTION OF MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
There are nine basic rating categories for long-term obligations. They range from AAA (highest quality) to C (lowest quality). Those bonds within the AA, A, BAA, BA and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols AA1, A1, BAA1, BA1 and B1.
DESCRIPTION OF STANDARD & POOR'S MUNICIPAL BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX B
EQUITY GROWTH - INSTITUTIONAL CLASS


Calendar year total returns+          1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

EQUITY GROWTH - INSTITUTIONAL CLASS   -0.57   15.57   44.84   6.93%   64.71   10.14   15.71   -0.04   40.12   16.89
                                      %       %       %               %       %       %       %       %       %

Lipper Growth Funds AverageA          3.08%   14.79   26.91   -4.49   36.70   8.08%   10.63   -2.17   30.79   19.24
                                              %       %       %       %               %       %       %       %

S&P 500                               5.10%   16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58   22.96
                                              %       %       %       %               %               %       %

Consumer Price Index                  4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: -0.5700000000000001
Row: 2, Col: 1, Value: 15.57
Row: 3, Col: 1, Value: 44.84
Row: 4, Col: 1, Value: 6.930000000000001
Row: 5, Col: 1, Value: 64.71000000000001
Row: 6, Col: 1, Value: 10.14
Row: 7, Col: 1, Value: 15.71
Row: 8, Col: 1, Value: -0.04
Row: 9, Col: 1, Value: 40.12
Row: 10, Col: 1, Value: 16.89
(LARGE SOLID BOX) EQUITY GROWTH - INSTITUTIONAL
CLASS
GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS


Calendar year total returns+         1988    1989    1990    1991    1992    1993    1994    1995    1996

GROWTH OPPORTUNITIES -               33.28   24.14   -1.65   42.68   15.03   22.17   2.86%   33.58   18.30
INSTITUTIONAL CLASS                  %       %       %       %       %       %               %       %

Lipper Growth Funds AverageA         14.79   26.91   -4.49   36.70   8.08%   10.63   -2.17   30.79   19.24
                                     %       %       %       %               %       %       %       %

S&P 500                              16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58   22.96
                                     %       %       %       %               %               %       %

Consumer Price Index                 4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 33.28
Row: 3, Col: 1, Value: 24.14
Row: 4, Col: 1, Value: -1.65
Row: 5, Col: 1, Value: 42.68
Row: 6, Col: 1, Value: 15.03
Row: 7, Col: 1, Value: 22.17
Row: 8, Col: 1, Value: 2.86
Row: 9, Col: 1, Value: 33.58
Row: 10, Col: 1, Value: 18.3
(LARGE SOLID BOX) GROWTH OPPORTUNITIES -
INSTITUTIONAL CLASS
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS


Calendar year total returns+         1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

STRATEGIC OPPORTUNITIES -            -6.33   22.25   32.60   -7.17   23.08   12.87   20.44   -7.17   38.60   1.99%
INSTITUTIONAL CLASS                  %       %       %       %       %       %       %       %       %

Lipper Capital Appreciation FundsB   -0.03   14.09   26.60   -8.24   39.91   8.78%   15.68   -3.38   30.34   16.31
                                     %       %       %       %       %               %       %       %       %

S&P 500                              5.10%   16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58   22.96
                                             %       %       %       %               %               %       %

Consumer Price Index                 4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: -6.33
Row: 2, Col: 1, Value: 22.25
Row: 3, Col: 1, Value: 32.6
Row: 4, Col: 1, Value: -7.17
Row: 5, Col: 1, Value: 23.08
Row: 6, Col: 1, Value: 12.87
Row: 7, Col: 1, Value: 20.44
Row: 8, Col: 1, Value: -7.17
Row: 9, Col: 1, Value: 38.6
Row: 10, Col: 1, Value: 1.99
(LARGE SOLID BOX) STRATEGIC OPPORTUNITIES -
INSTITUTIONAL CLASS
EQUITY INCOME - INSTITUTIONAL CLASS


Calendar year total returns+          1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

EQUITY INCOME - INSTITUTIONAL CLASS   -2.24   23.23   18.43   -14.2   29.81   14.94   18.80   7.50%   33.49   15.26
                                      %       %       %       8%      %       %       %               %       %

Lipper Equity Income Funds AverageC   -2.18   16.74   22.18   -6.78   26.86   9.77%   13.66   -2.54   30.17   18.85
                                      %       %       %       %       %               %       %       %       %

S&P 500                               5.10%   16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58   22.96
                                              %       %       %       %               %               %       %

Consumer Price Index                  4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: -2.24
Row: 2, Col: 1, Value: 23.23
Row: 3, Col: 1, Value: 18.43
Row: 4, Col: 1, Value: -14.28
Row: 5, Col: 1, Value: 29.81
Row: 6, Col: 1, Value: 14.94
Row: 7, Col: 1, Value: 18.8
Row: 8, Col: 1, Value: 7.5
Row: 9, Col: 1, Value: 33.49
Row: 10, Col: 1, Value: 15.26
(LARGE SOLID BOX) EQUITY INCOME -
INSTITUTIONAL CLASS
BALANCED - INSTITUTIONAL CLASS


Calendar year total returns+           1988    1989    1990    1991    1992    1993    1994    1995    1996

BALANCED - INSTITUTIONAL CLASS         20.89   24.60   -2.94   34.48   9.20%   19.66   -5.09   15.00   8.68%
                                       %       %       %       %               %       %       %

Lipper Balanced Funds AverageD         12.34   19.57   -0.57   26.69   7.07%   10.91   -2.50   25.16   13.76
                                       %       %       %       %               %       %       %       %

S&P 500                                16.61   31.69   -3.10   30.47   7.62%   10.08   1.32%   37.58   22.96
                                       %       %       %       %               %               %       %

Consumer Price Index                   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 20.89
Row: 3, Col: 1, Value: 24.6
Row: 4, Col: 1, Value: -2.94
Row: 5, Col: 1, Value: 34.58
Row: 6, Col: 1, Value: 9.199999999999999
Row: 7, Col: 1, Value: 19.66
Row: 8, Col: 1, Value: -5.09
Row: 9, Col: 1, Value: 15.0
Row: 10, Col: 1, Value: 8.68
(LARGE SOLID BOX) BALANCED - INSTITUTIONAL CLASS
HIGH YIELD - INSTITUTIONAL CLASS


Calendar year total returns+                   1988    1989    1990    1991    1992    1993    1994    1995    1996

HIGH YIELD - INSTITUTIONAL CLASS               17.24   3.64%   7.30%   34.94   23.09   20.45   -1.49   18.69   13.24
                                               %                       %       %       %       %       %       %

Lipper High Current Yield Funds                12.89   -0.58   -10.1   36.91   17.51   18.95   -3.85   16.43   13.67
AverageE                                       %       %       3%      %       %       %       %       %       %

Merrill Lynch High Yield Master Index          13.47   4.23%   -4.35   34.58   18.16   17.18   -1.17   19.91   11.06
                                               %               %       %       %       %       %       %       %

Consumer Price Index                           4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 17.24
Row: 3, Col: 1, Value: 3.64
Row: 4, Col: 1, Value: 7.3
Row: 5, Col: 1, Value: 34.94
Row: 6, Col: 1, Value: 23.09
Row: 7, Col: 1, Value: 20.45
Row: 8, Col: 1, Value: -1.49
Row: 9, Col: 1, Value: 18.69
Row: 10, Col: 1, Value: 13.24
(LARGE SOLID BOX) HIGH YIELD - INSTITUTIONAL
CLASS
STRATEGIC INCOME - INSTITUTIONAL CLASS


Calendar year total returns+                                                                1995    1996

STRATEGIC INCOME - INSTITUTIONAL                                                            22.41   13.04
CLASS                                                                                       %       %

Lipper Multi-Sector Income Funds AverageF                                                   16.92   11.74
                                                                                            %       %

Merrill Lynch High Yield Master Index                                                       19.91   11.06
                                                                                            %       %

Consumer Price Index                                                                        2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 22.41
Row: 10, Col: 1, Value: 13.04
(LARGE SOLID BOX) STRATEGIC INCOME -
INSTITUTIONAL CLASS
MORTGAGE SECURITIES - INSTITUTIONAL CLASS


Calendar year total returns+      1986    1987    1988    1989    1990    1991    1992    1993    1994    1995

MORTGAGE SECURITIES -             11.26   2.70%   6.72%   13.64   10.36   13.61   5.45%   6.71%   1.94%   17.02
INSTITUTIONAL CLASS               %                       %       %       %                               %

Lipper U.S. Mortgage Funds        11.27   2.53%   7.47%   12.71   9.52%   15.00   6.38%   7.58%   -4.83   16.29
AverageG                          %                       %               %                       %       %

Salomon Brothers Mortgage Index   13.44   4.06%   8.81%   15.16   10.90   15.64   7.37%   7.04%   -1.43   16.77
                                  %                       %       %       %                       %       %

Consumer Price Index              1.10%   4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%



Percentage (%)
Row: 1, Col: 1, Value: 11.26
Row: 2, Col: 1, Value: 2.7
Row: 3, Col: 1, Value: 6.72
Row: 4, Col: 1, Value: 13.64
Row: 5, Col: 1, Value: 10.36
Row: 6, Col: 1, Value: 13.61
Row: 7, Col: 1, Value: 5.45
Row: 8, Col: 1, Value: 6.71
Row: 9, Col: 1, Value: 1.94
Row: 10, Col: 1, Value: 17.02
(LARGE SOLID BOX) MORTGAGE SECURITIES -
INSTITUTIONAL CLASS
GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS


Calendar year total returns+              1988    1989    1990    1991    1992    1993    1994    1995    1996

GOVERNMENT INVESTMENT -                   6.57%   11.75   8.37%   13.45   6.48%   9.36%   -3.85   17.70   2.33%
INSTITUTIONAL CLASS                               %               %                       %       %

Lipper General U.S. Government            6.67%   12.46   8.22%   14.44   6.41%   9.42%   -4.64   17.34   1.72%
Funds AverageH                                    %               %                       %       %

Salomon Brothers Treasury/Agency          7.10%   14.24   8.78%   15.33   7.24%   10.74   -3.40   18.39   2.76%
Index                                             %               %               %       %       %

Consumer Price Index                      4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 6.57
Row: 3, Col: 1, Value: 11.75
Row: 4, Col: 1, Value: 8.370000000000001
Row: 5, Col: 1, Value: 13.45
Row: 6, Col: 1, Value: 6.48
Row: 7, Col: 1, Value: 9.360000000000001
Row: 8, Col: 1, Value: -3.85
Row: 9, Col: 1, Value: 17.7
Row: 10, Col: 1, Value: 2.33
(LARGE SOLID BOX) GOVERNMENT INVESTMENT -
INSTITUTIONAL CLASS
INTERMEDIATE BOND - INSTITUTIONAL CLASS


Calendar year total returns+            1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

INTERMEDIATE BOND - INSTITUTIONAL       2.32%   7.84%   12.11   7.91%   15.16   7.32%   12.08   -2.06   12.50   3.70%
CLASS                                                   %               %               %       %       %

Lipper Intermediate Investment Grade    2.13%   7.06%   11.67   7.22%   15.63   6.88%   9.52%   -3.25   16.62   3.12%
Debt Funds AverageI                                     %               %                       %       %

Lehman Brothers Intermediate            3.66%   6.67%   12.77   9.16%   14.62   7.17%   8.79%   -1.93   15.33   4.05%
Government/Corporate Bond Index                         %               %                       %       %

Consumer Price Index                    4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: 2.32
Row: 2, Col: 1, Value: 7.84
Row: 3, Col: 1, Value: 12.11
Row: 4, Col: 1, Value: 7.91
Row: 5, Col: 1, Value: 15.16
Row: 6, Col: 1, Value: 7.319999999999999
Row: 7, Col: 1, Value: 12.08
Row: 8, Col: 1, Value: -2.06
Row: 9, Col: 1, Value: 12.5
Row: 10, Col: 1, Value: 3.7
(LARGE SOLID BOX) INTERMEDIATE BOND -
INSTITUTIONAL CLASS
SHORT FIXED-INCOME - INSTITUTIONAL CLASS


Calendar year total returns+                1988    1989    1990    1991    1992    1993    1994    1995    1996

SHORT FIXED-INCOME - INSTITUTIONAL          6.19%   10.31   5.87%   13.37   7.61%   9.49%   -3.37   9.90%   4.69%
CLASS                                               %               %                       %

Lipper Short Investment Grade Bond          6.86%   10.22   7.87%   12.88   5.97%   6.45%   -0.44   10.84   4.64%
Funds AverageJ                                      %               %                       %       %

Lehman Brothers 1-3 Year                    6.34%   10.97   9.69%   11.83   6.35%   5.55%   0.55%   10.96   5.14%
Government/Corporate Bond Index                     %               %                               %

Consumer Price Index                        4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 6.19
Row: 3, Col: 1, Value: 10.31
Row: 4, Col: 1, Value: 5.87
Row: 5, Col: 1, Value: 13.37
Row: 6, Col: 1, Value: 7.609999999999999
Row: 7, Col: 1, Value: 9.49
Row: 8, Col: 1, Value: -3.37
Row: 9, Col: 1, Value: 9.9
Row: 10, Col: 1, Value: 4.69
(LARGE SOLID BOX) SHORT FIXED-INCOME -
INSTITUTIONAL CLASS
HIGH INCOME MUNICIPAL - INSTITUTIONAL CLASS


Calendar year total returns+              1988    1989    1990    1991    1992    1993    1994    1995    1996

HIGH INCOME MUNICIPAL -                   11.80   13.09   10.29   12.18   11.11   13.79   -8.05   16.84   3.09%
INSTITUTIONAL CLASS                       %       %       %       %       %       %       %       %

Lipper High Yield Municipal Bond          11.28   10.11   5.13%   11.52   8.51%   11.41   -4.67   15.98   4.17%
Funds AverageK                            %       %               %               %       %       %

Consumer Price Index                      4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 11.8
Row: 3, Col: 1, Value: 13.09
Row: 4, Col: 1, Value: 10.29
Row: 5, Col: 1, Value: 12.18
Row: 6, Col: 1, Value: 11.11
Row: 7, Col: 1, Value: 13.79
Row: 8, Col: 1, Value: -8.050000000000001
Row: 9, Col: 1, Value: 16.84
Row: 10, Col: 1, Value: 3.09
(LARGE SOLID BOX) HIGH INCOME MUNICIPAL -
INSTITUTIONAL CLASS
MUNICIPAL BOND- INSTITUTIONAL CLASS


Calendar year total returns+           1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

MUNICIPAL BOND - INSTITUTIONAL CLASS   -1.56   12.30   9.56%   6.91%   11.91   8.93%   13.17   -8.49   18.15   4.02%
                                       %       %                       %               %       %       %

Lipper General Municipal Debt Funds    -0.94   11.53   9.65%   6.05%   12.09   8.79%   12.47   -6.50   16.84   3.30%
AverageL                                       %                       %               %       %       %

Consumer Price Index                   4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: -1.56
Row: 2, Col: 1, Value: 12.3
Row: 3, Col: 1, Value: 9.56
Row: 4, Col: 1, Value: 6.91
Row: 5, Col: 1, Value: 11.91
Row: 6, Col: 1, Value: 8.93
Row: 7, Col: 1, Value: 13.17
Row: 8, Col: 1, Value: -8.49
Row: 9, Col: 1, Value: 18.15
Row: 10, Col: 1, Value: -4.02
(LARGE SOLID BOX) MUNICIPAL BOND- INSTITUTIONAL
CLASS
INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS


Calendar year total returns+         1987    1988    1989    1990    1991    1992    1993    1994    1995    1996

INTERMEDIATE MUNICIPAL INCOME -      2.33%   7.38%   7.79%   6.37%   9.64%   7.28%   9.94%   -5.43   14.37   4.15%
INSTITUTIONAL CLASS                                                                          %       %

Lipper Intermediate Municipal Debt   1.32%   7.57%   8.26%   6.59%   10.52   7.80%   10.18   -3.51   12.89   3.70%
Funds AverageM                                                       %               %       %       %

Consumer Price Index                 4.43%   4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%



Percentage (%)
Row: 1, Col: 1, Value: 2.33
Row: 2, Col: 1, Value: 7.38
Row: 3, Col: 1, Value: 7.79
Row: 4, Col: 1, Value: 6.37
Row: 5, Col: 1, Value: 9.639999999999999
Row: 6, Col: 1, Value: 7.28
Row: 7, Col: 1, Value: 9.94
Row: 8, Col: 1, Value: -5.430000000000001
Row: 9, Col: 1, Value: 14.37
Row: 10, Col: 1, Value: 4.149999999999999
(LARGE SOLID BOX) INTERMEDIATE MUNICIPAL
INCOME - INSTITUTIONAL CLASS
SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS


Calendar year total returns+                                                                  1995   1996

SHORT-INTERMEDIATE MUNICIPAL                                                                  8.75   3.67
INCOME - INSTITUTIONAL CLASS                                                                  %      %

Lipper Short- Intermediate Municipal                                                          7.43   3.53
Debt Funds AverageN                                                                           %      %

Consumer Price Index                                                                          2.54   3.32
                                                                                              %      %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 8.75
Row: 10, Col: 1, Value: 3.67
(LARGE SOLID BOX) SHORT-INTERMEDIATE MUNICIPAL
INCOME - INSTITUTIONAL CLASS
NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS


Calendar year total returns+                                                            1996

NEW YORK MUNICIPAL INCOME -                                                             3.81%
INSTITUTIONAL CLASS

Lipper New York Municipal Debt                                                          3.15%
Funds AverageP

Consumer Price Index                                                                    3.32%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: 0.0
Row: 10, Col: 1, Value: 0.0
(LARGE SOLID BOX) NEW YORK MUNICIPAL INCOME -
CLASS B
+INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR GROWTH OPPORTUNITIES, BALANCED, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, SHORT FIXED-INCOME, HIGH INCOME MUNICIPAL, AND SHORT-INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JULY 3, 1995, AND DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS T SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE A CLASS T 12B-1 FEE (AT A THEN CURRENTLY APPLICABLE RATE OF 0.65% FOR GROWTH OPPORTUNITIES AND BALANCED, 0.25% FOR HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL, AND 0.15% FOR SHORT FIXED-INCOME AND SHORT-INTERMEDIATE MUNICIPAL INCOME). INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS SHARES DO NOT BEAR A SALES LOAD OR 12B-1 FEE. RETURNS PRIOR TO JULY 3, 1995, ARE THOSE OF CLASS T SHARES AND INCLUDE A THEN CURRENTLY APPLICABLE CLASS T 12B-1 FEE OF 0.65%. INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES OF MUNICIPAL BOND TOOK PLACE ON JULY 2, 1996. RETURNS PRIOR TO JULY 2, 1996, ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE. INITIAL OFFERING OF INSTITUTIONAL CLASS SHARES OF MORTGAGE SECURITIES IS SCHEDULED TO TAKE PLACE ON OR ABOUT FEBRUARY 28, 1997. RETURNS PRIOR TO THE INITIAL OFFERING DATE ARE THOSE OF THE INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE.
[A] THE LIPPER GROWTH FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 669 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[B] THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 189 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[C] THE LIPPER EQUITY INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 160 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[D] THE LIPPER BALANCED FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 272 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[E] THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 148 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[F] THE LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 51 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[G] THE LIPPER U.S. MORTGAGE FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 59 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[H] THE LIPPER GENERAL U.S. GOVERNMENT BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 170 MUTUAL FUNDS WITH SIMILAR OBJECTIVES. [I] THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 176 MUTUAL FUNDS WITH SIMILAR OBJECTIVES. [J] THE LIPPER SHORT INVESTMENT GRADE BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 95 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[K] THE LIPPER HIGH YIELD MUNICIPAL BOND FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 43 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[L] THE LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 225 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[M] THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 136 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[N] THE LIPPER SHORT MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 28 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[O] THE LIPPER NEW YORK MUNICIPAL DEBT FUNDS AVERAGE CURRENTLY REFLECTS THE PERFORMANCE OF OVER 96 MUTUAL FUNDS WITH SIMILAR OBJECTIVES.